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                                                                   EXHIBIT 10(q)

                                                              Loan No.:_________


                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT ("Agreement") is entered into as of the 30th of December, 1999, by and among HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Secured Party"), whose address is Commercial Equipment Finance Division, 500 West Monroe Street, Chicago, Illinois 60661, and SOUTH HAMPTON REFINING CO., a Texas corporation, ("South Hampton"), and GULF STATE PIPE LINE COMPANY, INC., a Texas corporation, ("Gulf State"). South Hampton and Gulf State are referred to herein collectively as "Debtors," and each may be individually referred to as a "Debtor"). Debtors have a common business address of 7752 FM 418, P.O. Box 1636, Silsbee, Texas 77656.

                                   WITNESSETH:

         1. The Loan. Subject to the prior satisfaction of all of the conditions precedent contained in the Loan Documents (as defined herein), Secured Party agrees to make available to Debtors and Debtors agree to borrow from Secured Party, on or before December 31, 1999, up to an aggregate principal amount of $3,500,000 (the "Loan"). Subject to the foregoing, the Loan will be funded in one advance (the "Advance") on the date of this Agreement and will be evidenced by a promissory note in the form of Exhibit A attached hereto (the "Note"). The Advance will be used solely to partially fund the acquisition (the "Coin Acquisition") of 92% of Productos Quimicos Coin, S.A., de C.V. ("Coin"). The Advance shall be on and subject to the terms and conditions set forth in this Agreement and the other Loan Documents and shall otherwise be at Secured Party's sole discretion.

         2. Conditions to the Advance.

                  (a) Prior to the Advance, the following conditions shall have been satisfied in the opinion of the Secured Party:

                           (i) This Agreement and all other Loan Documents
                  (herein so called and being the Note, a Guaranty from Arabian Shield Development Company, a Delaware corporation ("Arabian Shield"), American Shield Refining Company, a Delaware corporation ("American Shield"), and Texas Oil and Chemical Co. II, Inc., a Texas corporation ("Texas Oil II") (collectively, "Guarantors"), a Pledge Agreement from each of South Hampton and Texas Oil II, covering all of the stock of Gulf State in the case of South Hampton, and all of the stock of South Hampton in the case of Texas Oil II, the Ground Lease (as defined below), the Sublease (as defined below) and each and every other document required by Secured Party to be executed in connection with the Loan, together with all amendments, supplements, modifications and other changes thereto, in each case being in form and substance satisfactory to Secured Party) shall have been duly authorized and executed by Debtors (and by Guarantors, as applicable) and delivered to Secured Party.



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                           (ii) Each Debtor shall have delivered to Secured
                  Party its respective good standing certificates, certificates of existence, certificates of incumbency and duly certified resolutions of its board of directors (in form and substance satisfactory to Secured Party) authorizing it to enter into and perform the transactions contemplated by the Loan Documents.

                           (iii) Secured Party shall have received an opinion
                  from counsel to Debtors and Guarantors, in form and substance satisfactory to Secured Party.

                           (iv) The representations and warranties contained in
                  this Agreement and the other Loan Documents shall be true and correct on the date of the Advance as if made on such date, no Event of Default (as defined in this Agreement), or event which with the passage of time or giving of notice would constitute an Event of Default (as defined in this Agreement) shall have occurred and be continuing, and no material adverse change shall have occurred with respect to Debtors' business or assets (including, without limitation, the Collateral, as defined in this Agreement) since October 31, 1999.

                           (v) Evidence of insurance which complies with the
                  requirements of the Loan Documents shall have been delivered to Secured Party.

                           (vi) Receipt by Secured Party of a $17,500 commitment
                  fee (all commitment fees described herein are in addition to any Earnest Money (as defined herein)).

                           (vii) UCC-1 Financing Statements covering the
                  Collateral shall have been duly authorized and executed by the Debtors and delivered to Secured Party.

                           (viii) The results of a UCC search showing all
                  financing statements and other documents or instruments on file against each Debtor and each Guarantor in the office of the Secretary of State of the State of Texas and such other jurisdictions as Secured Party may request, each such search to be as of a date no more than 10 days prior to the date hereof;

                           (ix) Receipt by Secured Party of a certificate from
                  Debtors in favor of and satisfactory to Secured Party stating that no Debtor is presently involved in any litigation other than such litigation previously disclosed to Secured Party in writing.

                           (x) Receipt by Secured Party of $35,000 as earnest
                  money ("Earnest Money"). Debtors agree that regardless of whether Secured Party makes any Advance, the Earnest Money will be applied (i) to all legal fees and expenses incurred by Secured Party in connection with documentation, negotiation and closing the loan contemplated by this Agreement and (ii) to Secured Party's environmental appraisal costs and expenses. If any Earnest Money remains after payment of the foregoing (such remainder, if any, being the "Balance"), and if the Advance is made by Secured



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                  Party to South Hampton, then the Balance will be applied by
                  Secured Party as a credit against the $17,500 commitment fee described in subparagraph (vi) preceding. Debtors understand and agree that if the transactions contemplated by this Agreement fail to consummate by March 31, 2000, for any reason directly or indirectly related to Debtors' inability or refusal to close on the exact terms and conditions set forth in this Agreement, then all of the Earnest Money will be the property of Secured Party without further action or notice.

                           (xi) A Ground Lease (herein so called), in form and
                  substance satisfactory to Secured Party, shall have been duly authorized and executed by South Hampton and delivered to Secured Party, covering the approximately 105 acres of land comprising South Hampton's refinery (the "Real Property").

                           (xii) The machinery and equipment Collateral and the
                  value thereof (determined independently) shall be satisfactory to Secured Party in its sole discretion.

                           (xiii) Secured Party shall be satisfied that there
                  has been no material adverse change in the financial condition of either Debtor or any Guarantor.

                           (xiv) A Sub-Ground Lease (the "Sublease"), in form
                  and substance satisfactory to Secured Party, shall have been duly authorized and executed by Secured Party and delivered to South Hampton.

         3. The Note and Interest Rate. The $3,500,000 Advance shall be evidenced by the Note. The unpaid principal amount of the Note shall bear interest at the rate set forth in the Note. Amounts advanced and repaid may not be reborrowed.

         4. Payment and Prepayments. The amount of unpaid principal and accrued interest on the Notes shall be paid as set forth in each respective Note. South Hampton may not prepay the Note in whole or in part at any time prior to December 30, 2000. After December 30, 2000 and upon 30 days written notice to Secured Party, may voluntarily prepay the Loan in whole, but not in part, by advising Secured Party in writing at least 30 days prior to prepayment and by paying to Secured Party at the time of such prepayment (i) any and all other sums due under any of the Loan Documents (as defined herein) and (ii) the Prepayment Fee (as defined herein). As used herein, "Prepayment Fee" shall mean an amount equal to the Applicable Percentage (as defined herein) multiplied by the principal balance prepaid. The term "Applicable Percentage" shall mean (a) 3% if the prepayment occurs on or before December 30, 2001, (b) 2% if the prepayment occurs after December 30, 2001 and on or before December 30, 2002, and (c) 1% if the prepayment occurs after December 30, 2002 and before the stated maturity of the Note. The Prepayment Fee shall also be due and owing upon involuntary prepayment as a result of Secured Party's exercise of any remedies provided in this Agreement or any of Loan Documents.

         5. Secure Payment. To secure payment of indebtedness as evidenced by the $3,500,000 Promissory Note of even date herewith made by Debtors, payable to the order of Secured Party (the "Note"), and any obligations arising under this Agreement, and also to secure any other indebtedness



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or liability of Debtors to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including all future advances or loans which may be made at the option of Secured Party (all the foregoing hereinafter called the "Indebtedness"), Debtors hereby grant and convey to Secured Party a first priority continuing lien and security interest in the property described on the schedule attached hereto and made a part hereof by this reference (the "Schedule"), together with all insurance related thereto, and all proceeds (including insurance proceeds) thereof, if any, and all substitutions, modifications, replacements, attachments, additions, improvements, and accessions thereto, and all intellectual property rights of ownership and/or use, or other ownership or rights to use of proprietary information, as owner, licensee, or otherwise relating to any of the foregoing (all of the foregoing hereinafter called the "Collateral").

         6. Representations, Warranties and Covenants. Debtors hereby each represent, warrant and covenant as follows:

                  (a) Perform Obligations. Debtors shall pay as and when due all Indebtedness secured by this Agreement and perform all of the obligations contained in this Agreement according to its terms. Debtors shall use the loan proceeds for business uses and not for personal, family, household, or agricultural uses.

                  (b) Perfection. This Agreement and all necessary Uniform Commercial Code filings together create a valid, perfected and first priority continuing lien and security interest in the Collateral, securing the payment and performance of the Indebtedness, and all filings and other actions necessary or desirable to create, perfect and protect such security interest have been or will be duly taken.

                  (c) Collateral Free and Clear. The Collateral is and shall remain free and clear of all liens, claims, charges, encumbrances and other security interests of any kind ("Liens") (other than the security interest granted hereby). Debtors shall defend the title to the Collateral against all persons and against all claims and demands whatsoever.

                  (d) Possession and Operating Order of the Collateral. Debtors shall retain possession of the Collateral at all times and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof (other than sales of motor vehicles or equipment that are worn out, obsolete or no longer useful to Debtors' business so long as such assets are promptly replaced with similar assets having substantially the same business utility and at least the same value and provided that such replacement assets are subject to the Lien in favor of the Secured Party) without the prior written consent of Secured Party. Debtors shall at all times keep the Collateral at the location[s] specified on the Schedule (except for removals thereof in the usual course of business for temporary periods). At Debtors' sole cost and expense, Debtors shall keep the Collateral in good repair and condition and shall not misuse, abuse, waste or otherwise allow it to deteriorate, except for normal wear and tear. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtors shall furnish all reasonable



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         assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

                  (e) Insurance. Debtors shall insure the Collateral against loss by fire (including extended coverage), theft and other hazards, for its full insurable value including replacement costs, with a deductible not to exceed $50,000 per occurrence and without co-insurance. In addition, Debtors shall obtain liability insurance covering liability for bodily injury, including death and property damage, in an amount of at least $5,000,000 per occurrence or such greater amount as may comply with general industry standards, or in such other amounts as Secured Party may otherwise require. All policies of insurance required hereunder shall be in such form, amounts, and with such companies as Secured Party may approve; shall provide for at least 30 days prior written notice to Secured Party prior to any modification or cancellation thereof; shall name Secured Party as loss payee or additional insured, as applicable, and shall be payable to Debtors and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide that no breach of warranty or representation or act or omission of Debtors shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereunder along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party. Debtors shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Debtors hereby irrevocably appoint Secured Party as Debtors' attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts. Debtors hereby assign to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance.

         In the event Debtors fail to provide Secured Party with evidence of the insurance coverage required by this Agreement, Secured Party may purchase insurance at Debtors' expense to protect Secured Party's interests in the Collateral. This insurance may, but need not, protect Debtors' interests. The coverage purchased by Secured Party may not pay any claim made by Debtors or any claim that is made against Debtors in connection with the Collateral. Debtors may later cancel any insurance purchased by Secured Party, but only after providing Secured Party with evidence that Debtors have obtained insurance as required by this Agreement. If Secured Party purchases insurance for the Collateral, Debtors will be responsible for the costs of that insurance, including interest and other charges imposed by Secured Party in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Debtors are able to obtain on their own.

                  (f) If Collateral Attaches to Real Estate. If the Collateral or any part thereof has been attached to or is to be attached to real estate, an accurate description of the real estate and the name and address of the record owner is set forth on the Schedule. Debtors shall, on demand of Secured Party, furnish Secured Party with a disclaimer or waiver of any interest in any such Collateral satisfactory to Secured Party and signed by all persons having an



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         interest in the real estate. Notwithstanding the foregoing, the
         Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

                  (g) Reporting Covenants.

                           (i) As soon as available and in any event within 120
                  days after the close of each fiscal year of Arabian Shield and Texas Oil II (collectively, the "Reporting Guarantors"), Debtors shall cause Reporting Guarantors to furnish to Secured Party copies of the consolidated balance sheets of Reporting Guarantors and their subsidiaries as of the close of such fiscal year and consolidated statements of income, shareholders' equity and the statements of cash flow of Reporting Guarantors and their subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of an independent public accounting firm of recognized national standing selected by Reporting Guarantors and satisfactory to Secured Party in its sole discretion to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards.

                           (ii) As soon as available and in any event within 45
                  days after the close of each fiscal quarter of Reporting Guarantors, Debtors shall cause Reporting Guarantors to furnish to Secured Party copies of the consolidated and consolidating balance sheets of Reporting Guarantors and their subsidiaries as of the close of such fiscal quarter, consolidated and consolidating statements of income and consolidated statements of cash flow of Reporting Guarantors and their subsidiaries for the portion of the year then ended, in each case setting forth in comparative form the figures for the preceding year.

                           (iii) Debtors shall notify Secured Party in writing
                  of any Event of Default (as defined herein) and of any "default" or "event of default" under any indebtedness or performance obligations to any other person or entity immediately upon Debtors becoming aware of such event or events.

                           (iv) Debtors shall provide to Secured Party, and will
                  cause Guarantors to provide, promptly following any request by Secured Party, such other financial information and reports concerning Debtors or Guarantors, or any or some of them, as Secured Party may from time to time request, in each case being in such form and detail as Secured Party may require.

                           (v) Debtors will cause the Guarantors to deliver all
                  reports, financial information, and other information required to be delivered by the



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                           Guarantors to Secured Party under the terms of the
                           Guaranty or any other agreement between Secured Party and the Guarantors.

                  (h) Authorization. Each Debtor is now, and will at all times remain, a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdiction of its formation. Each Debtor is now, and will at all times remain, duly licensed, qualified to do business and in good standing as a foreign corporation in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its respective business, properties or assets. The execution and delivery of this Agreement and the other Loan Documents (to the extent not inconsistent herewith) have been duly authorized by each Debtor and each Guarantor and constitute the legal, valid and binding obligations of each Debtor, enforceable against each Debtor, jointly and severally, in accordance with their respective terms. Each Debtor shall preserve and maintain its existence and shall not wind up its affairs or otherwise dissolve. Each Debtor shall not, without 30 days prior written notice to Secured Party, (1) change its respective name or so change its structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices from the address stated herein.

                  (i) Litigation. Except as disclosed by Debtors in writing prior to the Advance, there are no judgments outstanding against or affecting Debtors, their officers, directors or affiliates or any part of the Collateral and there are no actions, charges, claims, demands, suits, proceedings, or investigations pending or threatened against Debtors or otherwise affecting any part of the Collateral ("Litigation"). Debtors shall furnish to Secured Party all information regarding any material Litigation as Secured Party shall reasonably request and in any event shall promptly notify Secured Party in writing of any Litigation against it which if decided against it would materially and adversely affect the finances or operations of Debtors. For the purposes of this subsection 6(i), any claim (or claims in the aggregate, if relating to the same event) which exceeds $1,000,000 and are not fully covered by in-force insurance shall be deemed material.

                  (j) No Conflicts. No Debtor is in violation of any material term or provision of its respective by-laws, or of any material agreement or instrument, decree, order, or any statute, rule, or governmental regulation applicable to it. The execution, delivery and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of each Debtor, except for the security interest created hereunder.

                  (k) Compliance with Laws. Debtors shall use and maintain the Collateral in accordance with all applicable laws, regulations, ordinances, and codes and shall otherwise comply in all material respects with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business as now in effect and which may be imposed in the future.



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                  (l) Taxes. Each Debtor has timely filed all tax returns
         (federal, state, local, and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges in respect of its properties, assets, income and franchises. Each Debtor shall promptly file, pay and discharge all taxes, assessments, license fees (related to the Collateral) and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges and make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, license fees or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being diligently contested in good faith and by appropriate proceedings diligently conducted and each Debtor has established cash reserves therefor in accordance with GAAP. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in connection with or respect of any of the Loan Documents, Debtors shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.

                  (m) Environmental Laws/Compliance. Except as disclosed by Debtor in writing prior to the Advance, no Debtor (1) has received any claim, summons, complaint, order, or other notice that it is not in compliance with, or that any public authority is investigating its compliance with, any federal, state, and local laws, rules, regulations, orders, and decrees relating to pollution, hazardous substances, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment, all as amended from time to time (collectively, "Environmental Laws"), (2) has any knowledge of any material violation of any Environmental Laws on or about its assets or property, and (3) is under any current clean up or other remediation program or order. Except as disclosed by Debtor in writing prior to the Advance, each Debtor has obtained all environmental, health and safety permits necessary for the operation of its business. Except as disclosed by Debtor in writing prior to the Advance, Debtors are and shall remain in compliance, in all respects, with the terms and conditions of all permits and with all applicable Environmental Laws. Debtors shall provide Secured Party, promptly following receipt, copies of any correspondence, notice, complaint, order, or other document that any Debtor receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of any Debtor under any Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from any Debtor for an alleged violation of any Environmental Laws. Debtors will promptly notify Secured Party of any release, spill or material change in the nature or extent of any hazardous substances or contaminants used, transported or stored by Debtors or any subsidiary of any Debtor, and will allow no material change in the use, transportation or storage thereof or in Debtors' operations that would increase in any material amount the risk of violation of any Environmental Laws, without the prior written approval of Secured Party.

                  (n) Regulations. No proceeds of the loans or any other financial accommodation hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any



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         margin security, as that term is defined in Regulations T, U, X of the
         Board of Governors of the Federal Reserve System.

                  (o) Books and Records. Debtors shall maintain, at all times, true and complete books and records in accordance with GAAP and consistent with those applied in the preparation of their respective financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtors shall permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records relating to the Collateral.

                  (p) Setoff. Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, but shall not be obligated to, set off and apply against any and all Indebtedness, any and all monies then or thereafter owed to any Debtor by Secured Party, whether or not the obligation to pay such monies owed by Secured Party is then due. An election by Secured Party to exercise its right of setoff shall be effective immediately upon such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

                  (q) Standard of Care; Notice of Claims. Debtors acknowledges and agrees that Secured Party shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a sole and direct result of Secured Party's gross negligence or willful misconduct. Debtors shall give Secured Party written notice of any action or inaction by Secured Party or any agent or attorney of Secured Party that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the Indebtedness or performance hereunder for any reason, including commission of a tort (subject, in any event, to the first sentence of this paragraph) or violation of any contractual duty or duty implied by law. Debtors agree that unless such notice is fully given as promptly as possible (and in any event within 30 days) after any Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, no Debtor shall assert, and each Debtor shall be deemed to have waived, any claim or defense arising therefrom.

                  (r) Indemnity. Each Debtor shall indemnify, defend and hold Secured Party, its parent, affiliates, officers, directors, agents, employees, consultants, persons engaged by Secured Party to evaluate or monitor the Collateral, auditors and attorneys harmless from and against any loss, cost, expense (including reasonable attorneys' fees and costs and any consultants' or other experts' fees and expenses), damage, penalty, fine, claim, lien, suit, judgment or liability of every kind and nature arising directly or indirectly out of (i) any Loan Document, (ii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral, except to the extent the loss, expense, damage or liability arises solely and directly from Secured Party's gross negligence or willful misconduct,
         (iii) any Environmental Laws, and (iv) the enforcement by Secured Party of its rights or remedies



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         hereunder. Any payments required to be made hereunder shall constitute additional Indebtedness secured by the Collateral and shall be due and payable on demand.

                  (s) Payments Set Aside. If any payment is made to Secured Party or Secured Party enforces its security interest or exercises its right of set off, and such payment or part, or any proceeds of such enforcement or set off are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Indebtedness or part thereof originally intended to be satisfied, and all liens, security interests, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

                  (t) Expenses and Attorneys' Fees. Debtors shall be liable for all charges, costs, taxes, expenses and reasonable attorneys' fees incurred by Secured Party: (i) in perfecting, defending, protecting or terminating its security interest in the Collateral, or any part thereof; (ii) subject to the limitations in this Agreement, in the negotiation, execution, delivery, administration, amendment or enforcement of the Loan Documents or the collection of any amounts due under any Note or other Loan Document; (iii) in any lawsuit or other legal proceeding in any way connected with any of the Loan Documents, including any contract or tort or other actions, any arbitration or other alternative dispute resolution proceeding, all appeals and judgment enforcement actions and any bankruptcy proceeding (including any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan) and (iv) subject to the limitations in this Agreement, in appraising the Collateral and performing Secured Party's credit review, due diligence, and inspection of Collateral.

                  (u) Complete Information. No representation or warranty made by any Debtor in any Loan Document and no other document or statement now or hereafter furnished to Secured Party by or on behalf of any Debtor contains or will contain any misstatement of a material fact or omit to state any material fact which would make the statements contained therein misleading. Except as expressly set forth in writing and delivered to Secured Party prior to the Advance, there is no fact known to any Debtor that has or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, properties or prospects of any Debtor or any Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

                  (v) Collateral Documentation. Debtors shall deliver to Secured Party prior to the Advance, satisfactory documentation regarding the Collateral to be financed, including such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party. Additionally, Debtors shall satisfy Secured Party that Debtors' business and financial information is as has been represented and there has been no material change in either Debtor's business, financial condition, or operations.

                  (w) Year 2000 Compliance. Each Debtor has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be "Year 2000 Compliant" by January 1, 2000. For purposes of this paragraph, "Year 2000 Compliant" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, each Debtor are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the Year 2000.

                  (x) No Additional Indebtedness. No Debtor will incur, create, assume, guarantee or permit to exist any indebtedness or liability, whether for borrowed money, for the deferred purchase price of property, as a contingent liability or otherwise, other than the Revolving Facility (defined herein) and the financing by South Hampton of insurance premiums. After the Coin Acquisition, the Debtors will not permit Coin to incur, create, assume, guarantee or permit to exist any indebtedness or liability, whether for borrowed money, for the deferred purchase price of property, as a contingent liability or otherwise, other than indebtedness of Coin for borrowed money existing on the date hereof and any refinancings (but not increases) of such indebtedness.

                  (y) No Liens. Debtors will not permit any Liens to exist as to the Collateral, the Real Property or any other assets of Debtors, other than (i) Liens on accounts receivable and inventory to secure the Revolving Facility, and (ii) Liens in favor of Secured Party. After the Coin Acquisition, the Debtors will not permit any Liens to exist on any property or assets of Coin, except for Liens granted to secure indebtedness of Coin permitted under Section 6(x) above, so long as such Liens only encumber the assets currently encumbered by such Liens.

                  (z) Real Property Lien. At Secured Party's request, South Hampton will grant to Secured Party a first priority deed of trust Lien on the South Hampton Refinery (as defined on the Schedule). The deed of trust evidencing such Lien shall be in form and substance satisfactory to Secured Party. Debtors will pay all fees and expenses incurred in connection therewith, including without limitation reasonable attorneys' fees and fees and expenses incurred in connection with any environmental appraisals, title policies and reports and other due diligence deemed necessary or advisable by Secured Party.

                  (aa) Distributions and Dividends. Debtors shall not upstream funds or make distributions of any kind, including loans, payables or intercompany advances, unless, at the time of such upstreaming, making or advancing no Event of Default exists and EBITDA (as defined below) for the trailing 12-month period is greater than $4,000,000, provided, however, that such prohibition shall not apply to ordinary course of business transactions among Texas Oil II, South Hampton, Gulf State and Coin. EBITDA shall mean, for Texas Oil II, South Hampton, Gulf State and Coin, on a consolidated basis, for any period, the sum of (i) net income before income tax and franchise taxes, plus (ii) depreciation, plus (iii) amortization, plus (iv) interest expense. In addition, Debtors shall not pay dividends or any other payments of any kind to their respective shareholders in or for any fiscal quarter, other than such dividends or payments which do not exceed (in aggregate) the lesser of

         (i) $150,000 or (ii) 50% of EBITDA minus interest expense for the quarter that the dividends are paid; provided that no such dividends or payments shall be allowed if Debtors and Guarantors are not in compliance with the Loan Documents or an Event of Default exists or would result from the making of such dividend or payment.

                  (bb) Working Capital Facility. South Hampton shall maintain a working capital credit facility in an amount not less than $2,000,000, with terms and conditions and from a lender acceptable to Secured Party in its reasonable discretion (the "Revolving Facility"), and Secured Party acknowledges that the current working capital facility maintained with Southwest Bank of Texas, N.A. is acceptable.

                  (cc) Revolving Facility Covenants. South Hampton agrees to comply with all of the terms, conditions and covenants in the documents evidencing or relating to the Revolving Facility.

         7. Events of Default. If any one of the following events (each of which is herein called an "Event of Default") shall occur: (a) any Debtor or Guarantor fails to pay any part of the Indebtedness when, or (b) any warranty or representation of any Debtor or Guarantor in any Loan Document is materially untrue, misleading or inaccurate, or (c) any Debtor or Guarantor defaults in the performance of the covenants contained in Section 6(g) (other than subsection
(iii) thereof) and such default shall continue for 30 days after Debtor shall have received notice thereof, or (d) any Debtor or Guarantor defaults in the performance of any other covenant contained in this Agreement or any other Loan Document, or (e) any Debtor or Guarantor breaches or defaults in the payment or performance of any debt or other obligation owed by it to Secured Party or any affiliate of Secured Party, and Secured Party has (without being obligated to do so) declared such event, an Event of Default hereunder, or (f) any Debtor or Guarantor breaches or defaults in the payment or performance of any other debt or other obligation, whether now or hereafter existing, including without limitation payment and performance of such obligations under the Revolving Facility, or (g) there shall be any change in (i) the beneficial ownership and control, directly or indirectly, of any outstanding voting securities or other interests entitled (without regard to the occurrence of any contingency) to elect or appoint members of the board of directors or other managing body of any Debtor or Guarantor (other than Arabian Shield) or (ii) the beneficial ownership and control, directly or indirectly, through a transaction or series of related transactions of the majority of the outstanding voting securities or other interests entitled (without regard to the occurrence of any contingency) to elect or appoint members of the board of directors or other managing body of Arabian Shield (a "change of control") and Secured Party notifies Arabian Shield that, in Secured Party's judgment, such change of control is detrimental to Secured Party's interests, such Event of Default to become effective 10 days after such notice is given, or there is any merger, consolidation, dissolution, liquidation, winding up or sale or other transfer of all or substantially all of the assets of any Debtor or Guarantor pursuant to which there is a change of control or cessation of any Debtor or Guarantor or the business of either, or
(h) any money judgment (including any civil and criminal penalties and fines) is entered or filed against any Debtor or Guarantor in excess of $1,000,000, or (i) any Debtor or Guarantor shall file a voluntary petition in bankruptcy, shall apply for or permit the appointment by consent or acquiescence of a receiver, conservator, administrator, custodian or trustee for itself or all or a substantial part of its property, shall make an assignment for the benefit of creditors or shall be unable, fail or admit in writing its inability to pay its debts generally as such debts become due, or (j) there shall have been filed against any Debtor or Guarantor an involuntary petition in bankruptcy or any Debtor or Guarantor shall suffer or permit the involuntary appointment of a receiver, conservator, administrator, custodian or trustee for all or a substantial part of its property or the issuance of a warrant of attachment, diligence, execution or similar process against all or any substantial part of its property; unless, in each case, such petition, appointment or process is fully bonded against, vacated or dismissed within 30 days from its effective date, but no later than 10 days prior to any proposed disposition of any assets pursuant to any such proceeding, or (k) if there is a material adverse change in the business or financial condition or prospects of any Debtor or Guarantor, then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided, or (j) if the Kingdom of Saudi Arabia's Ministry of Finance or other governmental agency declares a default or demands payment of the $11,000,000 note of Arabian Shield owing to the Kingdom of Saudi Arabia and payment is not made within 90 days, or any legal action is filed or other judicial proceeding is taken to collect such note.

         8. Remedies. Upon the occurrence of an Event of Default, in addition to all rights and remedies of a secured party under the Uniform Commercial Code, Secured Party may, at its option, at any time (a) declare the Indebtedness to be immediately due and payable; (b) without demand or legal process, enter the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party; or
(c) require Debtors to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtors' sole cost and expense. DEBTORS HEREBY EXPRESSLY WAIVE THEIR RIGHTS, IF ANY, TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store and repair the Collateral so removed and sell any or all of the Collateral at a public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtors reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any such sale and no Debtor may, either directly or indirectly, be a buyer at any such sale. The requirements, if any, for reasonable notice will be met if such notice is mailed postage prepaid to Debtors at their address shown above, at least five days before the time of sale or disposition. After any such sale or disposition, Debtors shall be liable for any deficiency of any Indebtedness remaining unpaid, with interest thereon at the rate set forth in the Note.

         9. Cumulative Remedies/Marshaling. All remedies of Secured Party hereunder and under the other Loan Documents are cumulative, are in addition to any other remedies provided for by law or in equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Debtors or any third party in favor of Secured Party, all of which may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Agreement or any other Loan Document or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy. Secured Party shall not be under any obligation to marshal any assets in favor of Debtors, any Guarantor or any other person or against or in payment of any or all of the Indebtedness.

          10. Assignment. Secured Party may transfer or assign all or any part of the Indebtedness and the Loan Documents without releasing Debtors or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligations of Debtors shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtors against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

          11. Time is of the Essence. Time and manner of performance by Debtors of their duties and obligations under the Loan Documents is of the essence. If any Debtor shall fail to comply with any provision of any of the Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be paid by Debtors upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of any Debtor's default.

          12. ENFORCEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAWS. DEBTORS HEREBY SUBMIT TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S ELECTION (AND WITHOUT LIMITING SECURED PARTY'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION), ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE INDEBTEDNESS, SUBJECT TO ANY RIGHTS OF APPEAL WHICH ANY DEBTOR MAY HAVE UNDER ILLINOIS LAW. WITHOUT LIMITING ANY OTHER MANNER OF SERVICE AVAILABLE TO SECURED PARTY, EACH DEBTOR EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTORS, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN 10 DAYS AFTER THE DATE OF MAILING THEREOF.

         13. Further Assurance; Notice. Debtors shall at their expense, execute and deliver such documents and do such further acts as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder, to carry out the intention or facilitate the performance of the terms of the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtors agree to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtors hereby specifically authorize Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtors as Debtors' attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices required or otherwise given by either party shall be in writing and shall be delivered by hand, by registered or certified first class United States mail, return receipt requested, or by overnight courier to the other party at its address stated herein or at such other address as the other party may from time to time designate by written notice. All notices shall be deemed given when received, when delivery is refused or when returned for failure to be called for. Each provision of this Agreement shall remain in full force and effect until all of the Indebtedness is fully, finally and indefeasibly satisfied and, notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Debtors and Secured Party set forth in Section 6(q) shall survive the full, final and indefeasible satisfaction of the Indebtedness.

          14. WAIVER OF JURY TRIAL. DEBTORS AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. DEBTORS AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THE LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTORS AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH THEIR LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

          15. Joint and Several Obligation. If this Agreement is executed by more than one person as Debtor, each such Debtor hereby acknowledges it is jointly and severally liable for and unconditionally guarantees the prompt and full payment and performance of all obligations of each other Debtor hereunder and under the other Loan Documents.

          16. Complete Agreement. The Loan Documents embody the entire agreement among the parties hereto superseding all prior commitments, agreements, representations, and understandings, whether written or oral relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. The Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties thereto. Debtors and Secured Party intend the Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of the Loan Documents, all of which shall remain in full force and effect. The Loan Documents shall be binding upon the respective successors, legal representatives, and assigns of the parties. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, but which together shall constitute the same document.

         17. Publication. Secured Party shall (at Secured Party's sole expense) have the right to secure printed publicity concerning the transactions contemplated by this Agreement through newspapers, brochures, and other media.

                            [signature page follows]

         IN WITNESS WHEREOF, Secured Party and Debtors have each signed this Agreement as of the day and year first above written.

                                       HELLER FINANCIAL LEASING, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       SOUTH HAMPTON REFINING CO.


                                       By:
                                          --------------------------------------
                                          Nicholas N. Carter
                                          President

                                       GULF STATE PIPELINE COMPANY, INC.


                                       By:
                                          --------------------------------------
                                          Nicholas N. Carter
                                          President






                           LOAN AND SECURITY AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE 1

                                   Collateral


      The Collateral shall, in part, consist of all present and future machinery, equipment, storage tanks, truck and rail loading terminal and equipment, transportation equipment, and all other equipment including all improvements, attachments, substitutions, additions, replacements, and proceeds thereof (cash and non-cash) now owned or hereafter acquired which is located at 7752 FM 418, Silsbee, Texas 77656 and such other locations as such assets may be located.

Record Owner: South Hampton Refining Co.


Legal Description of Real Estate to which certain Collateral is attached:
[See attached]

                                    EXHIBIT A


                                  Form of Note

                                                              Loan No.:________



                                 PROMISSORY NOTE


$3,500,000.00                                                  December 30, 1999

     FOR VALUE RECEIVED, SOUTH HAMPTON REFINING CO., a Texas corporation, and GULF STATE PIPE LINE COMPANY, INC., a Texas corporation ("Makers"), jointly and severally, promise to pay to the order of HELLER FINANCIAL LEASING, INC., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND and 00/100 Dollars ($3,500,000.00), together with interest thereon at a fixed rate equal to 10.55% per annum. Principal and interest shall be payable in 47 consecutive monthly installments commencing February 1, 2000 and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of EIGHTY-NINE THOUSAND SIX HUNDRED NINETY-SIX and 37/100 Dollars ($89,696.37); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months.

     Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

     This Note is secured by, among other things, the collateral described in the Loan and Security Agreement dated as of the date hereof between Makers and Payee (the "Loan and Security Agreement;" and together with all related documents and instruments, the "Loan Documents"), and other Loan Documents, to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Makers, including Makers' rights, if any, to prepay the principal balance hereof; provided, however, that in addition to any other sum payable hereunder, under the Loan and Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Makers shall pay to Payee together with such prepayment a Breakage Fee (defined below), which Breakage Fee, together with the amounts payable under Section 4 of the Loan and Security Agreement, if any, represents liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, plus (ii) one percent (1.00%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment.

     Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due, Makers jointly and severally agree to pay a late charge equal to the lesser of (i) five cents (5 cent) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Loan and Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of five and 00/100 percent (5.00%) per annum above the fixed rate set forth in the first paragraph of this Note.

     Makers and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Makers and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

     If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKERS HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKERS, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

     MAKERS HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKERS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKERS FURTHER WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THIS WAIVER WITH LEGAL COUNSEL AND THAT THEY KNOWINGLY AND VOLUNTARILY WAIVE THEIR JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.



                                   MAKERS:

                                   SOUTH HAMPTON REFINING CO.


                                   By:
                                      ----------------------------------------
                                       Nicholas N. Carter
                                       President

                                   GULF STATE PIPELINE COMPANY, INC.


                                   By:
                                      ----------------------------------------
                                       Nicholas N. Carter
                                       President

                                                          Loan No. _____________

                                    GUARANTY

         For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender"), to make loans or advances, or extend credit or financial accommodations to SOUTH HAMPTON REFINING CO. and GULF STATE PIPE LINE COMPANY, INC. ("Debtors"), or to continue the same, but without requiring Lender to do so, the undersigned, ARABIAN SHIELD DEVELOPMENT COMPANY, a Delaware corporation (hereinafter called "Guarantor"), promises to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of all indebtedness of Debtors to Lender no matter how acquired by Lender. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtors to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtors may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, including without limitation indebtedness of Debtors to Lender under that certain Loan and Security Agreement of even date herewith by and among Debtors and Lender (the "Loan Agreement"). This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of Debtors and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

         This is an absolute, unconditional and continuing guaranty relating to the indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied or create new indebtedness. This Guaranty shall not apply to any indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that indebtedness committed to prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

         The obligations hereunder are joint and several, independent of the obligations of Debtors or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtors alone or whether Debtors be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

         Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; or (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lender may without notice assign this Guaranty in whole or in part.

         Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtors; (b) proceed against or exhaust any collateral given by Debtors or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtors or by reason of the cessation or modification from any cause whatsoever of the liability of Debtors. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, and all other notices of every and any kind. GUARANTOR HEREBY WAIVES ANY AND ALL NOTICE OF LENDER'S INTENT TO ACCELERATE THE INDEBTEDNESS AND FURTHER WAIVES ANY NOTICE OF ACCELERATION.

         Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

         Guarantor waives and agrees not to assert any claim Guarantor may now or later have against Debtors until such time as the indebtedness is fully, finally and indefeasibly paid to Lender. Guarantor agrees that this paragraph is intended to benefit Debtors and is relied upon by Lender. As used in this paragraph, the term 'claim' is defined in the Bankruptcy Code, Section 101. Guarantor further hereby irrevocably waives and releases any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the indebtedness until such time as the indebtedness is fully, finally and indefeasibly paid to Lender.

         Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or otherwise relating to this Guaranty including, without limitation, in connection with any lawsuit, arbitration or other alternative dispute resolution proceeding, appeal, judgment enforcement action, bankruptcy proceeding (including, without limitation, any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan) or other legal proceeding in any way related to this Guaranty. Guarantor acknowledges and agrees that the preceding sentence shall survive and not be merged with any judgment in connection with any exercise of any right or remedy by Lender in connection with this Guaranty. Guarantor further agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

         Guarantor hereby expressly agrees to deliver any and all information required to be delivered by Guarantor under Section 6(g) of the Loan Agreement, and Guarantor hereby expressly affirms the representations contained in, and agrees to comply with the agreements and covenants set forth in, 6(h), 6(i), 6(j), 6(k), 6(l), 6(m), 6(u) and 6(w) of the Loan Agreement to the same extent as if such provisions were contained herein and Guarantor were the "Debtor" named therein.

         Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtors or otherwise.

         Any indebtedness of Debtors now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and such indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and promptly paid over to Lender.

         In this Guaranty, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it and the officers thereof signing on its behalf represent and warrant that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

         In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Guarantor agrees to notify Lender promptly upon learning that a "change of control" (as defined in the Loan Agreement) with respect to Guarantor has occurred or is imminent.

         Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the indebtedness or any property securing any or all of the indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtors and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the indebtedness or against any other person by operation of any statutes or rules of law now or hereafter in effect, or otherwise.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION (AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION), ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, SUBJECT TO SUCH RIGHT OF APPEAL AS GUARANTOR MAY BE ENTITLED UNDER ILLINOIS LAW. WITHOUT LIMITING ANY OTHER MANNER OF SERVICE AVAILABLE TO LENDER, GUARANTOR EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        [Remainder of page intentionally blank. Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this 30th day of December, 1999.







                                        GUARANTOR:

                                        ARABIAN SHIELD DEVELOPMENT COMPANY


                                        By:
                                           -------------------------------------
                                           Hatem El-Khalidi
                                           President and Chief Executive Officer





                                    GUARANTY
                                 SIGNATURE PAGE

                                                          Loan No.______________

                                    GUARANTY

     For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender"), to make loans or advances, or extend credit or financial accommodations to SOUTH HAMPTON REFINING CO. and GULF STATE PIPE LINE COMPANY, INC. ("Debtors"), or to continue the same, but without requiring Lender to do so, the undersigned, AMERICAN SHIELD REFINING COMPANY, a Delaware corporation (hereinafter called "Guarantor"), promises to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of all indebtedness of Debtors to Lender no matter how acquired by Lender. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtors to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtors may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, including without limitation indebtedness of Debtors to Lender under that certain Loan and Security Agreement of even date herewith by and among Debtors and Lender (the "Loan Agreement"). This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of Debtors and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

     This is an absolute, unconditional and continuing guaranty relating to the indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied or create new indebtedness. This Guaranty shall not apply to any indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that indebtedness committed to prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

     The obligations hereunder are joint and several, independent of the obligations of Debtors or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtors alone or whether Debtors be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

     Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; or (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lender may without notice assign this Guaranty in whole or in part.

     Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtors; (b) proceed against or exhaust any collateral given by Debtors or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtors or by reason of the cessation or modification from any cause whatsoever of the liability of Debtors. Guarantor waives diligence, all presentments, demands for performance, notices of non_performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, and all other notices of every and any kind. GUARANTOR HEREBY WAIVES ANY AND ALL NOTICE OF LENDER'S INTENT TO ACCELERATE THE INDEBTEDNESS AND FURTHER WAIVES ANY NOTICE OF ACCELERATION.

     Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

     Guarantor waives and agrees not to assert any claim Guarantor may now or later have against Debtors until such time as the indebtedness is fully, finally and indefeasibly paid to Lender. Guarantor agrees that this paragraph is intended to benefit Debtors and is relied upon by Lender. As used in this paragraph, the term 'claim' is defined in the Bankruptcy Code, Section 101. Guarantor further hereby irrevocably waives and releases any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the indebtedness until such time as the indebtedness is fully, finally and indefeasibly paid to Lender.

     Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or otherwise relating to this Guaranty including, without limitation, in connection with any lawsuit, arbitration or other alternative dispute resolution proceeding, appeal, judgment enforcement action, bankruptcy proceeding (including, without limitation, any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan) or other legal proceeding in any way related to this Guaranty. Guarantor acknowledges and agrees that the preceding sentence shall survive and not be merged with any judgment in connection with any exercise of any right or remedy by Lender in connection with this Guaranty. Guarantor further agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

     Guarantor hereby expressly agrees to deliver any and all information required to be delivered by Guarantor under Section 6(g) of the Loan Agreement, and Guarantor hereby expressly affirms the representations contained in, and agrees to comply with the agreements and covenants set forth in, 6(h), 6(i), 6(j), 6(k), 6(l), 6(m), 6(u) and 6(w) of the Loan Agreement to the same extent as if such provisions were contained herein and Guarantor were the "Debtor" named therein.

     Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtors or otherwise.

     Any indebtedness of Debtors now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and such indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and promptly paid over to Lender.

     In this Guaranty, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it and the officers thereof signing on its behalf represent and warrant that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

     In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the indebtedness or any property securing any or all of the indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly
                                       3
 waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtors and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the indebtedness or against any other person by operation of any statutes or rules of law now or hereafter in effect, or otherwise.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION (AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION), ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, SUBJECT TO SUCH RIGHT OF APPEAL AS GUARANTOR MAY BE ENTITLED UNDER ILLINOIS LAW. WITHOUT LIMITING ANY OTHER MANNER OF SERVICE AVAILABLE TO LENDER, GUARANTOR EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        [Remainder of page intentionally blank. Signature pages follow.]

     IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this 30th day of December, 1999.


                                       GUARANTOR:

                                       AMERICAN SHIELD REFINING COMPANY


                                       By:
                                          --------------------------------------
                                          Hatem El-Khalidi
                                          President and Chief Executive Officer



                                    GUARANTY
                                 SIGNATURE PAGE

                                                          Loan No. _____________

                                    GUARANTY

         For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender"), to make loans or advances, or extend credit or financial accommodations to SOUTH HAMPTON REFINING CO. and GULF STATE PIPE LINE COMPANY, INC. ("Debtors"), or to continue the same, but without requiring Lender to do so, the undersigned, TEXAS OIL AND CHEMICAL CO. II, INC., a Texas corporation (hereinafter called "Guarantor"), promises to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of all indebtedness of Debtors to Lender no matter how acquired by Lender. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtors to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtors may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, including without limitation indebtedness of Debtors to Lender under that certain Loan and Security Agreement of even date herewith by and among Debtors and Lender (the "Loan Agreement"). This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of Debtors and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

         This is an absolute, unconditional and continuing guaranty relating to the indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied or create new indebtedness. This Guaranty shall not apply to any indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that indebtedness committed to prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

         The obligations hereunder are joint and several, independent of the obligations of Debtors or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtors alone or whether Debtors be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

         Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; or (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lender may without notice assign this Guaranty in whole or in part.

         Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtors; (b) proceed against or exhaust any collateral given by Debtors or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtors or by reason of the cessation or modification from any cause whatsoever of the liability of Debtors. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, and all other notices of every and any kind. GUARANTOR HEREBY WAIVES ANY AND ALL NOTICE OF LENDER'S INTENT TO ACCELERATE THE INDEBTEDNESS AND FURTHER WAIVES ANY NOTICE OF ACCELERATION.

         Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

         Guarantor waives and agrees not to assert any claim Guarantor may now or later have against Debtors until such time as the indebtedness is fully, finally and indefeasibly paid to Lender. Guarantor agrees that this paragraph is intended to benefit Debtors and is relied upon by Lender. As used in this paragraph, the term 'claim' is defined in the Bankruptcy Code, Section 101. Guarantor further hereby irrevocably waives and releases any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the indebtedness until such time as the indebtedness is fully, finally and indefeasibly paid to Lender.

         Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or otherwise relating to this Guaranty including, without limitation, in connection with any lawsuit, arbitration or other alternative dispute resolution proceeding, appeal, judgment enforcement action, bankruptcy proceeding (including, without limitation, any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan) or other legal proceeding in any way related to this Guaranty. Guarantor acknowledges and agrees that the preceding sentence shall survive and not be merged with any judgment in connection with any exercise of any right or remedy by Lender in connection with this Guaranty. Guarantor further agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

         Guarantor hereby expressly agrees to deliver any and all information required to be delivered by Guarantor under Section 6(g) of the Loan Agreement, and Guarantor hereby expressly affirms the representations contained in, and agrees to comply with the agreements and covenants set forth in, 6(h), 6(i), 6(j), 6(k), 6(l), 6(m), 6(u) and 6(w) of the Loan Agreement to the same extent as if such provisions were contained herein and Guarantor were the "Debtor" named therein.

         Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtors or otherwise.

         Any indebtedness of Debtors now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and such indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and promptly paid over to Lender.

         In this Guaranty, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it and the officers thereof signing on its behalf represent and warrant that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

         In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the indebtedness or any property securing any or all of the indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtors and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the indebtedness or against any other person by operation of any statutes or rules of law now or hereafter in effect, or otherwise.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION (AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION), ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, SUBJECT TO SUCH RIGHT OF APPEAL AS GUARANTOR MAY BE ENTITLED UNDER ILLINOIS LAW. WITHOUT LIMITING ANY OTHER MANNER OF SERVICE AVAILABLE TO LENDER, GUARANTOR EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        [Remainder of page intentionally blank. Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this 30th day of December, 1999.



                                       GUARANTOR:

                                       TEXAS OIL AND CHEMICAL CO. II, INC.


                                       By:
                                          --------------------------------------
                                          Nicholas N. Carter
                                          President






                                    GUARANTY
                                 SIGNATURE PAGE

                                                          Loan No. _____________

                                    GUARANTY

         For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender"), to make loans or advances, or extend credit or financial accommodations to SOUTH HAMPTON REFINING CO. and GULF STATE PIPELINE COMPANY, INC. ("Debtors"), or to continue the same, but without requiring Lender to do so, the undersigned, [___________________] (hereinafter called "Guarantor"), promises to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of all indebtedness of Debtors to Lender no matter how acquired by Lender. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtors to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtors may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, including without limitation indebtedness of Debtors to Lender under that certain Loan and Security Agreement of even date herewith by and among Debtors and Lender (the "Loan Agreement"). This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of Debtors and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

         This is an absolute, unconditional and continuing guaranty relating to the indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied or create new indebtedness. This Guaranty shall not apply to any indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that indebtedness committed to prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

         The obligations hereunder are joint and several, independent of the obligations of Debtors or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtors alone or whether Debtors be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

         Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; or (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lender may without notice assign this Guaranty in whole or in part.

         Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtors; (b) proceed against or exhaust any collateral given by Debtors or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtors or by reason of the cessation or modification from any cause whatsoever of the liability of Debtors. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, and all other notices of every and any kind. GUARANTOR HEREBY WAIVES ANY AND ALL NOTICE OF LENDER'S INTENT TO ACCELERATE THE INDEBTEDNESS AND FURTHER WAIVES ANY NOTICE OF ACCELERATION.

         Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

         Guarantor waives and agrees not to assert any claim Guarantor may now or later have against Debtors until such time as the indebtedness is fully, finally and indefeasibly paid to Lender. Guarantor agrees that this paragraph is intended to benefit Debtors and is relied upon by Lender. As used in this paragraph, the term 'claim' is defined in the Bankruptcy Code, Section 101. Guarantor further hereby irrevocably waives and releases any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the indebtedness until such time as the indebtedness is fully, finally and indefeasibly paid to Lender.

         Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or otherwise relating to this Guaranty including, without limitation, in connection with any lawsuit, arbitration or other alternative dispute resolution proceeding, appeal, judgment enforcement action, bankruptcy proceeding (including, without limitation, any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan) or other legal proceeding in any way related to this Guaranty. Guarantor acknowledges and agrees that the preceding sentence shall survive and not be merged with any judgment in connection with any exercise of any right or remedy by Lender in connection with this Guaranty. Guarantor further agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

         Guarantor hereby expressly agrees to deliver any and all information required to be delivered by Guarantor under Section 6(g) of the Loan Agreement, and Guarantor hereby expressly affirms the representations contained in, and agrees to comply with the agreements and covenants set forth in, 6(h), 6(i), 6(j), 6(k), 6(l), 6(m), 6(u) and 6(w) of the Loan Agreement to the same extent as if such provisions were contained herein and Guarantor were the "Debtor" named therein.

         Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtors or otherwise.

         Any indebtedness of Debtors now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and such indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and promptly paid over to Lender.

         In this Guaranty, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it and the officers thereof signing on its behalf represent and warrant that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

         In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the indebtedness or any property securing any or all of the indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtors and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the indebtedness or against any other person by operation of any statutes or rules of law now or hereafter in effect, or otherwise.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THAT STATE'S PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION (AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION), ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, SUBJECT TO SUCH RIGHT OF APPEAL AS GUARANTOR MAY BE ENTITLED UNDER ILLINOIS LAW. WITHOUT LIMITING ANY OTHER MANNER OF SERVICE AVAILABLE TO LENDER, GUARANTOR EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

         IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this _______ day of December, 1999.



                                       GUARANTOR:

                                       -----------------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT dated as of December 30, 1999, is by and between TEXAS OIL AND CHEMICAL CO. II, INC., a Texas corporation (the "Pledgor") whose address is 7752 FM 418, P.O. Box 1636, Silsbee, Texas 77656, and HELLER FINANCIAL LEASING, INC., a Delaware corporation (the "Secured Party"), whose address is 500 West Monroe Street, Chicago, Illinois 60661.

                                R E C I T A L S:

         A. South Hampton Refining Co. and Gulf State Pipe Line Company, Inc. ("Debtors") and Secured Party have entered into that certain Loan and Security Agreement of even date herewith (such Loan and Security Agreement, as the same may be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used as defined therein).

         B. Secured Party has conditioned its obligations under the Loan Agreement upon the execution and delivery of this Agreement by Pledgor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge

         Section 1.1. Security Interest and Pledge. As collateral security for the prompt payment in full when due of the obligations of the Debtors described in the Loan Agreement (whether at stated maturity, by acceleration, or otherwise) and other Loan Documents and all present and future obligations of Pledgor under this Agreement and all other Loan Documents (collectively, the "Obligations"), Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

          (a) all of Pledgor's shares of stock, now owned or hereafter acquired, in the corporation described on Schedule 1 attached hereto (the "Company"), as evidenced on the date hereof by the certificates described on Schedule 1 attached hereto; and

          (b) all proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of the Collateral described in clause (a) above.

                                   ARTICLE II

                         Representations and Warranties

         Pledgor represents and warrants to Secured Party that:

         Section 2.1. Title. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

         Section 2.2. Organization and Authority. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

         Section 2.3. Principal Place of Business. The principal place of business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

         Section 2.4. Litigation. Except as previously disclosed to Secured Party in writing, there is no litigation, investigation, or governmental proceeding pending or threatened against Pledgor or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

         Section 2.5. Percentage of Stock. The Collateral constitutes all of the issued and outstanding shares of common capital stock of the Company.

         Section 2.6. First Priority Perfected Security Interest. This Agreement creates in favor of Secured Party a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

                                   ARTICLE III

                       Affirmative and Negative Covenants

         Pledgor covenants and agrees with Secured Party that:

         Section 3.1. Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party all certificate(s) identified on Schedule 1 attached hereto, accompanied by undated stock powers duly executed in blank.

         Section 3.2. Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all Persons.

         Section 3.3. Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 3.4. Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations.

         Section 3.5. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under Section 4.3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Secured Party such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Secured Party pursuant to the terms of this Agreement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         Section 3.6. Inspection Rights. Pledgor shall permit Secured Party and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Secured Party may desire.

         Section 3.7. Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

         Section 3.8. Notification. Pledgor shall promptly notify Secured Party of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and
(iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

         Section 3.9. Books and Records; Information. Pledgor shall keep accurate and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Pledgor as Secured Party may request. Pledgor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 3.10. Compliance with Agreements. Pledgor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 3.11. Compliance with Laws. Pledgor shall comply in all material respects with all applicable laws, rules, regulations, and orders of any court or governmental authority.

         Section 3.12. Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                   ARTICLE IV

                       Rights of Secured Party and Pledgor

         Section 4.1. Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor:

               (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

               (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral; and

               (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;
          (C) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure any of the Collateral; and (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

         Section 4.2. Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement. Secured Party shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

         Section 4.3. Dividends. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Loan Agreement.

         Section 4.4. Performance by Secured Party. If Pledgor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

         Section 4.5. Setoff; Property Held by Secured Party. Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants Secured Party a security interest in all money, instruments, and other property of Pledgor now or hereafter held by Secured Party, including, without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Pledgor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter maintained with Secured Party and all other sums at any time credited by or owing from Secured Party to Pledgor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

         Section 4.6. Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor, and no refusal by Secured Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

         Section 4.7. Assignment by Secured Party. Secured Party may at any time and from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                    ARTICLE V

                                     Default

         Section 5.1. Rights and Remedies. If any Event of Default shall occur, Secured Party shall have the following rights and remedies:

               (i) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Illinois. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

                 (ii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                (iii) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                 (iv) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

                  (v) Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

                 (vi) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.1. Expenses; Indemnification. Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor hereby indemnifies Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (ii) any of the transactions contemplated by this Agreement, (iii) any breach by Pledgor of any representation, warranty, covenant, or other agreement contained in this Agreement, or (iv) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or any other instrument, or agreement securing, evidencing, or relating to the Obligations or any part thereof, it is the express intention of the parties hereto that each person or entity to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the person or entity to be indemnified.

         Section 6.2. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         Section 6.4. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL

AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.5. Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         Section 6.6. Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and the applicable laws of the United States of America. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in Cook County, Illinois. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.5 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Secured Party to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring any action or proceeding against Pledgor or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Pledgor against Secured Party shall be brought only in a court located in Cook County, Illinois.

         Section 6.7. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 6.8. Survival. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgor herein or the right of Secured Party to rely upon them.

         Section 6.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.11. Construction. Pledgor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

         Section 6.12. Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         Section 6.13. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

        [Remainder of page intentionally blank. Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        PLEDGOR:

                                        TEXAS OIL AND CHEMICAL CO. II, INC.


                                        By:
                                           ----------------------------------
                                           Nicholas N. Carter
                                           President

                                        Address for Notices:

                                        7752 FM 418
                                        P.O. Box 1636
                                        Silsbee, Texas 77656

                                        Fax No.:    (409) 385-2453
                                        Attention:  Nicholas N. Carter



                                PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                                        SECURED PARTY:

                                        HELLER FINANCIAL LEASING, INC.


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:
                                        Commercial Equipment Finance Group
                                        500 West Monroe Street
                                        Chicago, Illinois 60661

                                        Fax:   (312) 441-7519


                                PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE 1

         All shares of stock in South Hampton Refining Co., now existing and hereafter issued, presently evidenced by Stock Certificate No. 15, evidencing 1000 shares of common stock.

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT dated as of December 30, 1999, is by and between SOUTH HAMPTON REFINING CO., a Texas corporation (the "Pledgor") whose address is 7752 FM 418, P.O. Box 1636, Silsbee, Texas 77656, and HELLER FINANCIAL LEASING, INC., a Delaware corporation (the "Secured Party"), whose address is 500 West Monroe Street, Chicago, Illinois 60661.

                                R E C I T A L S:

         A. Pledgor and Gulf State Pipe Line Company, Inc. ("Debtors") and Secured Party have entered into that certain Loan and Security Agreement of even date herewith (such Loan and Security Agreement, as the same may be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used as defined therein).

         B. Secured Party has conditioned its obligations under the Loan Agreement upon the execution and delivery of this Agreement by Pledgor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge

         Section 1.1. Security Interest and Pledge. As collateral security for the prompt payment in full when due of the obligations of the Debtors described in the Loan Agreement (whether at stated maturity, by acceleration, or otherwise) and other Loan Documents and all present and future obligations of Pledgor under this Agreement and all other Loan Documents (collectively, the "Obligations"), Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

               (a) all of Pledgor's shares of stock, now owned or hereafter acquired, in the corporation described on Schedule 1 attached hereto (the "Company"), as evidenced on the date hereof by the certificates described on Schedule 1 attached hereto; and

               (b) all proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of the Collateral described in clause (a) above.

                                   ARTICLE II

                         Representations and Warranties

         Pledgor represents and warrants to Secured Party that:

         Section 2.1. Title. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

         Section 2.2. Organization and Authority. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

         Section 2.3. Principal Place of Business. The principal place of business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

         Section 2.4. Litigation. Except as previously disclosed to Secured Party in writing, there is no litigation, investigation, or governmental proceeding pending or threatened against Pledgor or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

         Section 2.5. Percentage of Stock. The Collateral constitutes all of the issued and outstanding shares of common capital stock of the Company.

         Section 2.6. First Priority Perfected Security Interest. This Agreement creates in favor of Secured Party a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

                                   ARTICLE III

                       Affirmative and Negative Covenants

         Pledgor covenants and agrees with Secured Party that:

         Section 3.1. Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party all certificate(s) identified on Schedule 1 attached hereto, accompanied by undated stock powers duly executed in blank.

         Section 3.2. Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all Persons.

         Section 3.3. Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 3.4. Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations.

         Section 3.5. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under Section 4.3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Secured Party such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Secured Party pursuant to the terms of this Agreement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         Section 3.6. Inspection Rights. Pledgor shall permit Secured Party and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Secured Party may desire.

         Section 3.7. Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

         Section 3.8. Notification. Pledgor shall promptly notify Secured Party of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and
(iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

         Section 3.9. Books and Records; Information. Pledgor shall keep accurate and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Pledgor as Secured Party may request. Pledgor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 3.10. Compliance with Agreements. Pledgor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 3.11. Compliance with Laws. Pledgor shall comply in all material respects with all applicable laws, rules, regulations, and orders of any court or governmental authority.

         Section 3.12. Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                   ARTICLE IV

                     Rights of Secured Party and Pledgor

         Section 4.1. Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor:

               (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

               (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral; and

               (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;
          (C) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure any of the Collateral; and (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

         Section 4.2. Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement. Secured Party shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

         Section 4.3. Dividends. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Loan Agreement.

         Section 4.4. Performance by Secured Party. If Pledgor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

         Section 4.5. Setoff; Property Held by Secured Party. Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants Secured Party a security interest in all money, instruments, and other property of Pledgor now or hereafter held by Secured Party, including, without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Pledgor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter maintained with Secured Party and all other sums at any time credited by or owing from Secured Party to Pledgor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

         Section 4.6. Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor, and no refusal by Secured Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

         Section 4.7. Assignment by Secured Party. Secured Party may at any time and from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                    ARTICLE V

                                     Default

         Section 5.1. Rights and Remedies. If any Event of Default shall occur, Secured Party shall have the following rights and remedies:

               (i) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Illinois. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

               (ii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

               (iii) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

               (iv) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

               (v) Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

               (vi) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.1. Expenses; Indemnification. Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor hereby indemnifies Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (ii) any of the transactions contemplated by this Agreement, (iii) any breach by Pledgor of any representation, warranty, covenant, or other agreement contained in this Agreement, or (iv) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or any other instrument, or agreement securing, evidencing, or relating to the Obligations or any part thereof, it is the express intention of the parties hereto that each person or entity to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the person or entity to be indemnified.

         Section 6.2. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         Section 6.4. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL

AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.5. Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         Section 6.6. Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and the applicable laws of the United States of America. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in Cook County, Illinois. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.5 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Secured Party to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring any action or proceeding against Pledgor or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Pledgor against Secured Party shall be brought only in a court located in Cook County, Illinois.

         Section 6.7. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 6.8. Survival. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgor herein or the right of Secured Party to rely upon them.

         Section 6.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.11. Construction. Pledgor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

         Section 6.12. Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         Section 6.13. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

        [Remainder of page intentionally blank. Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        PLEDGOR:

                                        SOUTH HAMPTON REFINING CO.


                                        By:
                                           ------------------------------------
                                           Nicholas N. Carter
                                           President

                                        Address for Notices:

                                        7752 FM 418
                                        P.O. Box 1636
                                        Silsbee, Texas 77656

                                        Fax No.:   (409) 385-2453
                                        Attention: Nicholas N. Carter



                                PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                                        SECURED PARTY:

                                        HELLER FINANCIAL LEASING, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:
                                        Commercial Equipment Finance Group
                                        500 West Monroe Street
                                        Chicago, Illinois 60661

                                        Fax:   (312) 441-7519


                                PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE 1

         All shares of stock in Gulf State Pipe Line Company, Inc., now existing or hereafter issued, presently evidenced by Stock Certificate No. 2, evidencing 1000 shares of common stock.

                                  GROUND LEASE

                                 by and between

                    SOUTH HAMPTON REFINING CO., as Landlord

                                      and

                   HELLER FINANCIAL LEASING, INC., as Tenant

                                  GROUND LEASE

         THIS GROUND LEASE ("Lease") is made and executed as of the 30th day of December, 1999, by and between SOUTH HAMPTON REFINING CO., a Texas corporation ("Landlord"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Tenant"), with reference to the following:

                                R E C I T A L S:

         A. Landlord is the owner of that certain parcel of land containing approximately 105 acres located in Silsbee, Texas and legally described on Exhibit A attached hereto and made a part hereof, together with any and all easements, licenses, tenements, hereditaments and appurtenances no or hereafter belonging or pertaining to said real property (said real property and interests herein referred collectively to as the "Premises").

         B. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, the Premises.

         C. Simultaneously with the execution of this Lease, Landlord has obtained a loan (the "Loan") from Tenant in the stated principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) secured by, among other things, the equipment, fixtures and other personalty owned by Landlord and currently or at any subsequent time located or positioned on the Premises (the "Equipment"). Such Loan is being made and granted pursuant to and as described in that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") between Tenant, as Lender, and Landlord, as Borrower.

         D. In lieu of granting a security interest in the Premises pursuant to a deed of trust or mortgage instrument, Landlord hereby makes and grants this Lease as additional security for the Loan.

         E. Simultaneously with the execution of this Lease, Landlord has made and entered into a Hazardous Substances Indemnity Agreement (herein so called) of even date herewith providing environmental indemnities and protections to the Tenant.

         1. Premises. In consideration of the mutual covenants herein contained and subject to and in consideration of the execution, delivery and performance of each of Landlord and Tenant of the Loan Agreement and Hazardous Substances Indemnity Agreement, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, upon and subject to the terms and conditions of this Lease.

         2. Lease Term. The term of this Lease (the "Term") shall commence on December 30, 1999 (the "Lease Commencement Date") and shall continue until December 31, 2049 (the "Termination Date"), unless earlier terminated pursuant to the provisions hereof. As used herein, the term "Lease Year" shall mean each calendar year or portion thereof within the Term. The first Lease Year, however, shall commence on the Commencement Date and shall end on December 31 of the calendar year immediately succeeding the calendar year in which the Commencement Date shall occur.

         3. Base Rent. Tenant shall pay to Landlord, in lawful money of the United States of America, annual rent (the "Base Rent") of One Dollar ($1.00). Landlord hereby acknowledges payment of Base Rent for the entire Term.

         4. Possession of Premises. Tenant does not have the initial intention to take actual possession of the Premises and instead chooses to utilize its leasehold interest as additional security under the Loan Agreement. If there is a default under the terms of the Loan Agreement, Tenant may at its option upon written demand obtain actual possession of the Premises at which time Landlord shall deliver possession of the Premises free and clear of all interests (possessory or otherwise) other than those expressly consented to by Tenant.

         5. Taxes and Assessments. During the Term of this Lease, Landlord shall pay to the public officers charged with the collection thereof, as the same become due and payable and before any fine, penalty, interest or other charge may be added thereto for the nonpayment thereof, all real estate taxes, license and permit fees, charges for public utilities of any kind, and obligations for any and all other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, as well as assessments for sidewalks, streets, sewers, water or any other public improvements and any other improvements or benefits which, during the Term hereof, shall be made, assessed, levied or imposed upon or become due and payable in connection with, or a lien upon, the Premises, or any part thereof or improvements thereon, or upon this Lease (all of which taxes, assessments and other governmental charges are hereinafter referred to as "Impositions"). Landlord shall automatically furnish to Tenant, within thirty
(30) days after the date upon which any such Imposition is due, official receipts of the proper taxing or other authority, or other proof reasonably satisfactory to Tenant, evidencing the full payment thereof. Landlord shall promptly send to Tenant copies of any notices for any such taxes, assessments or charges received by Landlord.

         6. Indemnification by Landlord. In addition to the indemnities and protections granted by Landlord to Tenant pursuant to the Hazardous Substances Indemnity Agreement, Landlord hereby agrees to and shall defend, protect, indemnify and save harmless Tenant and all of Tenant's partners, officers, directors, shareholders, affiliates, agents, employees, representatives, contractors and invitees from and against all liabilities, obligations, claims, demands, damages, penalties, fines, losses, suits, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Tenant or any other such indemnified persons or parties by reason of (a) ownership of the Premises or any interest therein, or receipt of any rent or other sum therefrom, (b) any accident, occurrence, injury to or death of persons (including workmen) or loss of or damage to property occurring on or about the Premises (or any part thereof) or any buildings, improvements, fixtures, equipment or personalty thereon or the adjoining sidewalks, curbs, vaults and vault space, if any, or the adjoining streets or ways, (c) any use, non-use or condition of the Premises (or any part thereof) or the adjoining sidewalks, curbs, vaults or vault space, if any, or the adjoining streets or ways, (d) any failure on the part of Landlord to perform or comply with any of the terms of this Lease, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, or (f) any matters related to any and all Impositions, and from any and all liens and penalties imposed as a result of a delinquency in payment thereof. In case any action, suit or proceeding is brought against Tenant or any other such indemnified persons or parties by reason of any such occurrence, Landlord, upon Tenant's request, will at Landlord's sole expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by Tenant and approved by Tenant in advance in writing. The obligations of Landlord under this Paragraph 6 arising by reason of any such occurrence taking place during the Term of this Lease shall survive any expiration or earlier termination of this Lease.

         7. Use of Premises. Landlord acknowledges, represents and warrants that the current use of the Premises complies with all applicable statutes, rules, orders, ordinances, requirements and regulations of any governmental authority having jurisdiction over the Premises and covenants that the same will hold true throughout the term of this Lease.

         8. Utilities. As long as it is in possession of the Premises, Landlord alone shall be responsible for and shall pay all charges for all water, gas, heat, light, electricity, telephone, sewer, sprinkler, cable and other utilities and services used or desired by Landlord on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for all utilities. Tenant has no responsibility to provide any such utilities or services, nor any other services, and Tenant shall not be liable in any respect (including for damages to either person or property) in the event of any failure in the provision of any such utilities or services or in the event of any cessation thereof nor shall any such failure or cessation be construed as an eviction of Landlord or relieve Landlord from fulfillment of any covenant in this Lease. If Tenant or any successor in interest to Tenant shall take possession of the Premises, Landlord shall ensure that adequate utilities are provided to the Premises.

         9. Responsibility for Other Expenses. As long as it is in possession of the Premises, Landlord alone shall be responsible for and shall pay all other expenses that are incident to or have a direct relationship with the ownership, operation and maintenance of the Premises.

         10. Maintenance and Repairs. Landlord covenants that it shall keep the Premises and all buildings, improvements, fixtures and equipment located on and/or used in connection with the Premises in good condition and shall make or cause to be made all necessary repairs, alterations and/or replacements thereto. All such repairs, alterations or replacements shall be of good quality and Landlord shall cause the Premises and all buildings, improvements, fixtures and equipment to be maintained in a manner consistent with its condition, quality and class on the date hereof. Landlord shall not use, or permit or suffer to be used, the Premises or any part thereof for any disorderly or unlawful purpose and shall not commit or permit any waste or deterioration of the Premises.

         11. Alterations and Additions. Landlord, at its own expense, shall have the right to make alterations and additions to the Premises and the buildings thereon (if any), provided that: (a) no substantial portion of any buildings may be demolished or removed without the prior written consent of Tenant; and (b) the general character of the Premises shall not be changed as a result of any such alterations or additions nor shall the fair market value of the Premises be reduced as a result of any such alterations or additions below the value of the Premises which existed immediately before such alterations or additions. All such work shall be done in a good and workmanlike manner and shall consist of new materials unless otherwise agreed to by Tenant.

         12. Insurance. At all times through the Term of this Lease, Landlord shall obtain and maintain the insurance in the form and substance, required to be obtained and maintained pursuant to the Loan Agreement.

         13. Damage or Destruction. In the event of damage to or destruction of the buildings or improvements, if any, situated on the Premises by fire or other casualty, Landlord will give Tenant immediate notice thereof. Tenant shall have the option upon the receipt of notice from Landlord to immediately terminate the Lease and the rights and obligations of the parties hereunder, except rights and obligations arising prior to such damage or destruction, shall terminate as of the date of such damage or destruction and the parties hereto shall look solely to the insurance award for compensation for their respective interests in the Premises. If Tenant does not elect to terminate the Lease, Landlord will promptly, at Landlord's sole expense and whether or not the insurance proceeds (if any) payable or received by virtue of such event are sufficient for the following purpose, repair, restore or rebuild (as applicable) the same to the same or improved condition and utility (except as may be otherwise agreed between Landlord and Tenant) so that upon the completion of such repairs, restoration or rebuilding (as the case may be), the fair market value of the said buildings and improvements shall be at least substantially equal to the fair market value thereof as existed immediately prior to the occurrence of such fire or other casualty. Landlord's obligations to be performed hereunder shall continue during the period of any such repair and restoration.

         14.      Condemnation.

                  (a) Entire Premises. In the event that all right, title and interest of Landlord and Tenant in and to the Premises is acquired by authority of any governmental agency in the exercise of its power of eminent domain, the rights and obligations of the parties hereunder, except rights and obligations arising prior to such taking, shall terminate as of the date of such taking and the parties hereto shall look solely to the condemnation award for compensation for their respective interests in the Premises, as hereinafter provided.

                  (b) Partial Taking. In the event that less than all of the right, title and interest of Landlord in the Premises is acquired by authority of any governmental agency in the exercise of its power of eminent domain, Tenant, upon consideration of the utility of the Premises, shall have the option, which may be exercised in its sole discretion, whether or not to terminate this Lease. If Tenant so chooses to terminate the Lease, this Lease shall terminate as of the date of such taking and the parties hereto shall look solely to the condemnation award for compensation for their respective interests in the Premises. If Tenant determines that the operation on the Premises can so continue, this Lease shall continue as to the remainder of the Premises, and Tenant, subject to the rights of any Leasehold Mortgagee (hereinafter defined), shall use the condemnation proceeds to repair and restore the improvements on the Premises.

                  (c) Condemnation Award. Any condemnation award resulting from a total taking shall be allocated and paid first to the Leasehold Mortgagee, if any, in accordance with the terms and provisions of the Leasehold Mortgage (hereinafter defined), then to the Tenant in consideration of the repayment of the Loan, and if any amount of the condemnation award remains after full repayment of the Loan, then to the Landlord.

         15.      Default.

                  (a) Landlord Default. In addition to other Defaults defined throughout this Lease, it shall constitute a "Default" by Landlord under this Lease if (a) Landlord shall fail to pay any sum or payment to Tenant required herein as and when due hereunder, or (b) failure or default shall be made in the performance of any of the other covenants, agreements, conditions or undertakings herein contained to be kept, observed and performed by the Landlord and such failure or default shall continue for fifteen (15) days after notice thereof in writing to the Landlord (provided however, if such failure cannot reasonably be cured within such 15-day period, but Landlord commences to cure such failure within such 15-day period and thereafter diligently pursues such cure to completion, then such failure shall not be a Default hereunder unless the same is not fully cured within an additional 30 days following the expiration of the aforesaid 15-day period), or (c) Landlord shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or Landlord shall file a petition in voluntary bankruptcy under the Federal Bankruptcy Act or similar law, state or federal, whether now or hereafter existing, or Landlord shall file an answer admitting insolvency or inability to pay Landlord's debts, or Landlord shall fail to obtain a vacation or stay of involuntary proceedings in bankruptcy or insolvency within sixty
(60) days after the filing of same (as hereinafter provided), or Landlord shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for Landlord or for all of Landlord's property or the major part thereof, or any court shall have taken jurisdiction of the property of Landlord or the major part thereof in any involuntary proceeding for reorganization, dissolution, liquidation or winding up of Landlord, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise removed within sixty (60) days after such appointment; provided that in the event of such occurrence, Landlord and Tenant intend and agree that the transactions evidenced by the Loan Agreement and surrounding loan documents shall be regarded as a loan from Tenant to Landlord that is secured by the Premises, and Landlord hereby grants Tenant a security interest in the Premises as described in Paragraph 16(e) herein and this Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code of any applicable law, or (d) Landlord shall make an assignment for the benefit of Landlord's creditors, or (e) Landlord shall vacate or abandon the Premises, or (f) Landlord shall fail to discharge any lien or encumbrance placed upon the Premises in violation of the terms and conditions of this Lease within fifteen (15) days after such lien or encumbrance is filed against the Premises, or (g) Landlord shall commit an event of default or default under the terms of the Loan Agreement, the Sub-Ground Lease (as defined herein) or the Hazardous Substances Indemnity Agreement.

                  (b) Tenant Default. It is hereby acknowledged and agreed by Landlord that Tenant has undertaken no obligations under this Lease and, accordingly, by its actions or omissions can not commit a default under the terms of this Lease.

         16. Remedies for Landlord Default. Upon the occurrence of a Default by Landlord under this Lease, Tenant, at Tenant's sole option and without further notice or demand to Landlord, may, in addition to all other rights and remedies provided in this Lease or at law or in equity, elect to pursue any one or more of the following rights or remedies without any notice or demand whatsoever:

                  (a) Foreclose on the Equipment pursuant to the terms of the Loan Agreement.

                  (b) Terminate this Lease and Landlord's right of possession of the Premises (in which event Landlord shall immediately surrender the Premises to Landlord, and, if Landlord fails to do so, Tenant may, without prejudice to any other remedy that Tenant may have or be entitled for possession, enter upon and take possession of the Premises and expel or remove Landlord and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor), and Tenant shall thereupon be entitled to recover from Landlord all damages for all loss and damage which Tenant may suffer by reason of such termination, whether through inability to relet the Premises, or otherwise, including any loss of Rent and other benefits which Tenant would have received under this Lease for the remainder of the Lease Term.

                  (c) Terminate Landlord's right of possession of the Premises without terminating this Lease (in which event Tenant may enter upon and take possession of the Premises and expel or remove Landlord and any other person or persons who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor), and in which event Tenant may, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Landlord, for such rent and such term and upon such terms and conditions as are acceptable to Tenant in Tenant's sole discretion.

                  (d) Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Landlord is obligated to do under the terms of this Lease, and Landlord agrees to reimburse Tenant on demand for any expenses which Tenant may incur in thus effecting compliance with Landlord's obligations under this Lease, and Landlord further agrees that Tenant shall not be liable for any damage resulting to Landlord from such action, whether caused by the negligence of Tenant or otherwise.

         In the event Tenant may elect to regain possession of the Premises by a forcible detainer proceeding, Landlord hereby specifically waives any statutory notice which may be required prior to such proceeding, and Landlord agrees that Landlord's execution of this Lease is, in part, consideration for such waiver. If Landlord shall fail to make any payments or cure any event of default hereunder within the time herein permitted, Tenant, without being under any obligation to do so and without thereby waiving such event of default, may make such payments or remedy such other event of default for the account of Landlord (and enter the Premises for such purpose) and thereupon Landlord shall be obligated to, and hereby agrees, to pay Tenant, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Tenant in taking such remedial action. In the event that Tenant shall have taken possession of the Premises pursuant to the authority herein granted, then Tenant shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Landlord, at all times prior to any foreclosure thereon by Tenant or repossession thereof by any lessor thereof or third party having a lien thereon; and Tenant shall also have the right to remove from such Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage in any premises within the county in which the Premises are located, and, in such event, Landlord shall be liable to Tenant for any and all costs incurred by Tenant in connection with such removal and storage; and Tenant shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Tenant a copy of any instrument represented to Tenant by Claimant to have been executed by Landlord (or any predecessor of Landlord) granting Claimant the right under such circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Tenant to inquire into the authenticity of said instrument's copy or Landlord's or Landlord's predecessor's signature thereon and without the necessity of Tenant making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; AND LANDLORD AGREES TO INDEMNIFY AND HOLD TENANT HARMLESS FROM ALL COST, LOSS, EXPENSE, DAMAGE AND LIABILITY INCIDENT TO LANDLORD'S RELINQUISHMENT OF POSSESSION OF ALL OR ANY PORTION OF SUCH FURNITURE, FIXTURES, EQUIPMENT OR OTHER PROPERTY TO CLAIMANT, AND LANDLORD STIPULATES AND AGREES THAT THE RIGHTS HEREIN GRANTED TO TENANT ARE COMMERCIALLY REASONABLE. In the event of termination or repossession of the Premises as a result of an event of default by Landlord hereunder, Tenant shall not have any obligation to relet or to attempt to relet the Premises, or any portion thereof, or to collect rental after reletting; and, in the event of reletting, Tenant may relet the whole or any portion of the Premises for any period to any tenant and for any use and purpose. For the purposes of any reletting of the Premises, the Tenant is hereby authorized to repair, alter and improve the Premises to the extent necessary or desirable in the Tenant's judgment. If and when the Premises are relet and if a sufficient sum is not realized from such reletting after payment of all the Tenant's expenses of reletting (including, without limitation, costs of repairs, alterations, improvements, additions, legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month, Landlord shall pay to Tenant any such deficiency monthly upon demand. Landlord agrees that the Tenant may file suit to recover any sums due to Tenant under this

Lease and that such suit or recovery of any amount due Tenant pursuant hereto shall not be any defense to any subsequent action brought for any amount not previously reduced by judgment in favor of Tenant. If Tenant elects to terminate Landlord's right to possession of the Premises only, without terminating this Lease, Tenant may, at Tenant's sole option, enter upon the Premises, removing Landlord's signs and other evidences of tenancy, and take and hold possession thereof; provided, however, that such entry and possession shall not terminate this Lease nor release Landlord, in whole or in part, from Landlord's from any obligation of Landlord under this Lease. Landlord shall pay on demand and reimburse Tenant for payment of Tenant's reasonable attorneys' fees, expenses and court costs in negotiation, at trial, and on appeal incurred by Tenant to enforce any obligation of Landlord under this Lease, or to defend any claim brought by Landlord against Tenant or by any person claiming by, through or under Landlord, or in curing any event of default by Landlord, or in connection with any action or proceeding arising out of or occasioned by any lien or claim of lien on the Premises, or in defending or otherwise participating in any legal proceeding initiated by Landlord or against Landlord, or in connection with the investigation of a response to any request for consent or other amendments to this Lease by Landlord.

         It is acknowledged and agreed that Base Rent for the entire term has been paid in advance.

                  (e) Power of Sale. In the event of a Default, Tenant and Trustee (as defined herein) shall have all the rights available to a deed of trust trustee or a beneficiary of a deed of trust under the laws of the State of Texas, including, without limitation, all rights granted a trustee or beneficiary under the laws of the State of Texas including Section 51.002 of the Texas Property Code, as amended or a successor statute (collectively, the "Deed of Trust Law"). In accordance therewith, to secure the full and timely performance and discharge of Landlord's obligations under the Lease, Landlord hereby grants, bargains, sells and conveys in trust with power of sale, the Premises unto Michael W. Hillard, Esq. as a deed of trust trustee (the "Trustee"). Tenant may appoint in writing, a substitute trustee without notice, filing or recordation, who shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee.

                  (f) Tenant's Remedies Cumulative. Each right, power and remedy of Tenant provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Tenant of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Tenant of any or all such other rights, powers or remedies.

         17.      Leasehold Mortgages.

                  (a) Tenant shall have the right, at any time and from time to time, without the consent of the Landlord, to grant one or more mortgages, collateral assignments or security interests in Tenant's leasehold interest under the Lease. Said mortgage or collateral device and any subsequent or additional mortgages or collateral devices granted by Tenant are hereinafter referred to individually and, to the extent that more than one such mortgage or security device(s) may be in force at any one time, collectively, as the "Leasehold Mortgage." The holder(s) of such Leasehold Mortgage at any point in time are hereinafter referred to, individually and collectively, as the "Leasehold Mortgagee."

                  (b) Landlord shall not be obligated to subordinate or subject Landlord's interest to the lien and charge of any Leasehold Mortgage.

                  (c) If the holder of any Leasehold Mortgage shall have registered with Landlord by written notice specifying the name and address of such Leasehold Mortgagee, Landlord thereafter shall give to such Leasehold Mortgagee a copy of each notice of default for which provision is made under
Section 10 hereof at the same time as and whenever such notice shall be given by Landlord to Tenant, such copy to be addressed to such Leasehold Mortgagee at the address last furnished to Landlord as provided hereinabove. In the event of any such registration, Landlord shall not be entitled to serve a notice of cancellation and termination upon Tenant unless a copy of any prior notice of default shall have been given to such Leasehold Mortgagee as hereinabove provided and the time as hereinafter specified for the curing of such default shall have expired without the same having been cured. The performance by any such Leasehold Mortgagee of any condition or agreement on the part of Tenant to be performed hereunder will be deemed to have been performed with the same force and effect as though performed by Tenant.

                  (d) Landlord will accept performance by any Leasehold Mortgagee, within the following periods, of any term, covenant or condition on Tenant's part to be performed hereunder, with the same force and effect as though timely performed by Tenant:

                           (ii) As to any rent and all other charges payable hereunder, within thirty (30) days after notice from Landlord to Leasehold Mortgagee that such default was not cured within the time period given to Tenant; and

                           (iii) As to all other defaults hereunder, within ninety (90) days more than the applicable time period provided herein to the Tenant to remedy such default provided that Landlord shall notify Leasehold Mortgagee of Tenant's failure to remedy such default within the applicable time period or, if within such period such default cannot be cured, or cannot be cured within entry into possession, so long as Leasehold Mortgagee commences to so cure within such period and diligently and continuously proceeds therewith, including, without limitation, diligent efforts to obtain possession, to the completion of such cure.

         If any default of the Tenant is not curable by the Leasehold Mortgagee, including, without limitation, any matter personal to the Tenant, such default shall be deemed cured if the Leasehold Mortgagee (i) cures all curable defaults within the aforesaid time periods, and (ii) agrees in writing to assume and perform all of the terms and conditions of this Lease from and after the date of such non-curable default.

                  (e) Landlord shall not exercise its right to terminate this Lease, as hereinabove provided, during the time that any such Leasehold Mortgagee, who, having registered with Landlord pursuant to subsection (c) above, shall require to complete its remedies under such Leasehold Mortgagee, provided, however:

                           (i) That such Leasehold Mortgagee proceeds, promptly and with due diligence, with the remedies under its mortgage on the leasehold estate and thereafter prosecutes and completes the same with all due diligence; and

                           (ii) That such Leasehold Mortgagee shall pay to Landlord the rent and all other charges required to be paid by Tenant hereunder which have accrued and which shall become due and payable during said period of time.

                  (f) Landlord shall also be obligated to give any notice of cancellation and termination of this Lease to any such Leasehold Mortgagee who shall have registered with Landlord pursuant to subparagraph (c) above, simultaneously with such notice given to Tenant. No such notice to Tenant shall be effective with respect to a cancellation or termination of this Lease unless the Leasehold Mortgagee shall also have been so notified as aforesaid. Leasehold Mortgagee shall then have the right to notify Landlord in writing, within sixty (60) days after receipt by Leasehold Mortgagee of such notice of cancellation and termination, that (i) Leasehold Mortgagee, or any designee or nominee which Leasehold Mortgagee may designate or name in such notice, elects to lease the Premises from the date of cancellation or termination of this Lease (as specified in the notice of cancellation and termination) for the remainder of the term of this Lease, at the rent and other payments and charges herein reserved, and otherwise upon identical terms, covenants and conditions as are herein set forth, with the same relative priority in time and in right as this Lease and having the benefit of and vesting in the Leasehold Mortgagee, its designee or nominee, of all of the rights, title, interest, powers and privileges of the Tenant hereunder and (ii) Leasehold Mortgagee further obligates itself, within sixty (60) days after delivery to Landlord of such election: (a) to cure the default (other than a default personal to Tenant which is not curable by Leasehold Mortgagee as above described) upon which such cancellation or termination was based, or in respect to any default not capable of curing within such sixty (60) days, or which cannot be cured without entry into possession, to proceed and effect cure with due diligence, including, without limitation, diligent efforts to obtain possession; (b) to pay to Landlord all rent and other payments and charges due under this Lease up to and including the date of commencement of the term of such new lease; and (c) to pay to Landlord all expenses and reasonable attorney's fees incurred by Landlord in connection with any such default and with the preparation, execution and delivery of such new lease.

         Upon compliance by Leasehold Mortgagee, its designee or nominee, within such time, Landlord shall thereupon execute and deliver such new lease to Leasehold Mortgagee, its designee or nominee, having the same relative priority in time and in right as this Lease and having the benefit of all of the right, title, interest, powers and privileges of the Tenant hereunder in and to the Premises, hereunder, including specifically assignment of Landlord's interest in and to any then existing subleases which became a direct lease between Landlord and the subtenant at the time of cancellation or termination of this Lease. Landlord hereby agree with respect to any such sublease so assigned, that it will not modify or amend any of the terms and provision thereof, during the period between the expiration or termination of this Lease and the execution and delivery of the new lease.

         Upon the execution and delivery of the new lease, the leasehold estate shall automatically vest in the Leasehold Mortgagee until the expiration of the term (including any renewal term) of the new lease, unless the new lease shall thereafter sooner be terminated and Landlord shall execute and deliver and permit to be recorded such documents as may be reasonably required by the Leasehold Mortgagee to confirm the foregoing. Subject to such new lease having been effectuated with the Leasehold Mortgagee, its designee or nominee, Landlord further agree that, during the period following the term of this Lease until the date of the execution and delivery of the new lease, it will do nothing which will give rise to any liens thereon, but Landlord shall have all of the right, power and privilege to operate, maintain and control the Premises in the manner required hereby on the part of the Tenant and shall pay over to the Leasehold Mortgagee on that date of such execution and delivery the net income, if any, after payment of all amounts accrued which would be required to be paid as rent to Landlord or otherwise as expenses on the Premises as if this Lease had remained in full force and effect until the execution and delivery of the new lease, derived from the Premises from the date of termination of this Lease.

         Landlord shall deliver physical possession of the Premises to either the Leasehold Mortgagee, its designee or nominee at such time as the new lease is executed. In the event, however, that any the time the new lease is executed the Tenant hereunder shall be in possession of the Premises, Landlord, at the request and expense of the Leasehold Mortgagee, its designee or nominee, as the new tenant, will take all commercially reasonable and appropriate steps to remove the Tenant from the Premises, but shall not be liable to such new tenant for any damages resulting from any default of the Tenant in vacating the said premises, or from any failure to vacate them, and there shall be no abatement of rent by reason thereof.

         In no event shall the Leasehold Mortgagee, its designee or nominee, be under any obligation or liability whatsoever beyond the period for which it is the tenant under any such new lease.

                  (g) Landlord shall not amend or modify this Lease without the consent of any Leasehold Mortgagee to the extent such consent is required by the terms of the applicable mortgage. Landlord further acknowledges that all determinations with respect to rebuilding in the event of a casualty or condemnation and the control of and rights to the proceeds with respect thereto shall be vested in the Leasehold Mortgagee with priority over the rights of Landlord hereunder.

                  (h) There shall be no merger of this Lease nor the leasehold estate created by this Lease with the fee estate or any part thereof by reason of fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly:

                           (i) this Lease or the leasehold estate created by
                  this Lease or any interest in this Lease or in any such leasehold estate; and

                           (ii) the fee estate in the Premises or any part thereof or any interest in such estate, and no such merger shall occur unless and until all corporations, firms and other entities, including any Leasehold Mortgagee, having any interest in (x) this Lease or the leasehold estate created by this Lease and (y) the fee estate in the Premises or any part thereof or any interest in such fee estate shall join in a written instrument effecting such merger and shall duly record the same.

         18. Landlord Mortgages. Landlord shall not grant any mortgage, deed of trust or security interest in Landlord's interest in and to the Premises. Any action in violation of this paragraph shall be an automatic Default under the Lease.

         19.      Assignment and Subletting.

                  (a) By Tenant. Tenant shall have the right, without Landlord's consent, to assign, mortgage, pledge, encumber, hypothecate or otherwise transfer or permit the transfer of this Lease or Tenant's interest (or any part thereof) in this Lease, in whole or in part, by operation of law, court decree or otherwise, this Lease in whole or in part. No assignment or subletting by Tenant shall in any way affect the terms, conditions, covenants, agreements and provisions herein set forth, any and all assignments or subleases shall be subject at all times to this Lease and to the prior right, title and interest of Landlord in and to the Premises, and any and all assigns and subtenants shall be bound by all of the provisions of this Lease.

                  (b) By Landlord. Landlord shall not, without Tenant's prior written consent, assign, mortgage, pledge, encumber, hypothecate or otherwise transfer or permit the transfer of this Lease or Landlord's interest (or any part thereof) in this Lease or any of Landlord's rights or obligations hereunder, in whole or in part, by operation of law, court decree or otherwise, nor shall Landlord sublease the Premises or any part thereof without the prior written consent of Tenant. Any attempted assignment, subletting, encumbrance or other transfer by Landlord in violation of the terms and covenants of this Paragraph 19 shall automatically be a Default under the terms of this Lease subject to the remedies described herein. Any assignee or sublessee which is approved and permitted pursuant hereto must expressly accept and assume in writing all of the obligations of Landlord hereunder. The consent of Tenant to any such assignment, sublease or other transfer may be withheld by Tenant in Tenant's sole and arbitrary discretion. Tenant may further impose conditions on the granting of consent to any such assignment, sublease or other transfer as Tenant may, in Tenant's sole and arbitrary discretion, desire. If the Landlord desires to assign or otherwise transfer this Lease or any right or interest hereunder or to enter into any sublease of the Premises, then Landlord shall deliver written notice of such intent to the Tenant, together with a copy of the proposed instrument of assignment, transfer or sublease, at least thirty (30) days prior to the effective date of the proposed assignment or transfer or commencement date of the term of the proposed sublease. In the event of any approved sublease or assignment or other transfer hereunder, the Landlord shall not be released or discharged from any liability or obligation (whether past, present or future) under this Lease, including any renewal term of this Lease, it being agreed that upon any such assignment, transfer or subletting, Landlord shall not be relieved of any obligations hereunder and shall continue to have liability under this Lease with respect to the Premises throughout the Term. If the rental rate agreed upon between Landlord and any proposed subtenant under any proposed sublease of the Premises (or any part thereof) is greater than the rental rate that Landlord must pay Tenant hereunder for that portion of the Premises that is subject to such proposed sublease, or if any consideration shall be received by Landlord in connection with any such proposed assignment, sublease or other transfer (in addition to rental as provided in any such proposed sublease), then all of such excess rental or such consideration, as the case may be (or both), shall be owed by Landlord to Tenant hereunder and shall be paid by Landlord to Tenant, which payment shall, in the case of excess rentals, be made immediately upon receipt thereof by Landlord. For purposes of this Paragraph 19, an assignment, sublease or transfer shall be considered to include any change in the majority ownership or control of Landlord (if
Landlord is a corporation, a partnership or any other form of entity) and shall further include any change in the ownership or control of Landlord through merger, consolidation, sale of assets or stock, reorganization or otherwise.
All subleases, assignments or other transfers approved and permitted pursuant hereto shall be subject and subordinate to this Lease (including any amendment hereto or modification, extension, renewal or replacement hereof and further including any new lease given in substitution for this Lease) and all of the terms and covenants hereof, and any default under the terms of a sublease, assignment or other transfer which violates any of the provisions of this Lease (as this Lease may have then been modified, amended, extended, renewed or replaced) or any such substitute lease shall be deemed a Default hereunder. The covenants and agreements set forth in this Paragraph 19 shall run with the land comprising the Premises and shall bind Landlord and Landlord's heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Landlord's interest in this Lease, by assuming Landlord's obligations hereunder, shall assume liability to Tenant for all amounts paid to persons other than Tenant by such successors in contravention of this Paragraph 19. Upon the occurrence of a Default by Landlord hereunder, if the Premises or any part thereof are then assigned, transferred or sublet, Tenant, in addition to any other remedy herein provided or provided by law, may at Tenant's option collect directly from any such assignee, transferee or subtenant all rents and/or other consideration and amounts becoming due to Landlord under such assignment, transfer or sublease and apply such rent against any sums due to Tenant from Landlord hereunder, and no such collection shall be construed to constitute a novation or a release of Landlord from the further performance of Landlord's obligations hereunder.

                  20. Successors and Assigns. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  21. Relationship of Landlord and Tenant. It is expressly understood that Tenant shall not be construed to be a partner or associate of Landlord in the conduct of its business, and that the relationship between the parties hereto is and shall at all times remain that of landlord and tenant.

                  22. Covenants of Landlord. Landlord covenants that it is seized in fee simple of, and has good and marketable title to, the Premises and that the same is free and clear of all liens, leases, encumbrances, easements, encroachments, covenants, conditions, and restrictions except for the items set forth in Exhibit B attached hereto and made a part hereof; that Landlord has the full right and power to make this Lease.

                  23. Surrender of Possession. Tenant, if it so choices to take possession of the Premises pursuant to Paragraph 4 herein, on or before the last day of the Term or upon the earlier termination of this Lease, shall peaceably and quietly leave, surrender and yield up unto Landlord the Premises.

                  24. Brokerage Commissions. Each of Landlord and Tenant represents and warrants to the other that it has employed no broker or agent in connection with this Lease, and each party hereto shall indemnify and hold the other harmless from and against any claim, liability or damage against or to the other arising from or in respect of a breach of the foregoing representation and warranty.

                  25. Limitation on Tenant's Liability. Landlord expressly covenants and agrees that neither Tenant nor any officer, director, shareholder, partner, venturer, affiliate, agent, employee or representative of Tenant (the "Affiliated Parties") shall have any personal liability for any obligations (if any) of Tenant arising under this Lease and that Landlord will not institute, prosecute or attempt to enforce in any court or otherwise any action for specific performance or to recover or collect from Tenant nor any Affiliated Parties or from any assignee to Tenant at any time succeeding to the interest of Tenant under this Lease, or at any time owning, or who had previously owned, the leasehold estate of Tenant, any moneys claimed for damages for breach of any agreement or covenant herein including any covenant to pay rent or other monetary sums. If Tenant defaults in the performance of any of Tenant's obligations under this Lease or otherwise, Landlord shall look solely to Tenant's interest in the Premises and not to any other assets, interests or rights of Tenant or any Affiliated Parties for satisfaction of Landlord's remedies on account thereof, it being hereby agreed that Tenant's liability under this Lease shall be limited to Tenant's interest in the Premises and Landlord agrees to look solely to Tenant's interest in the Premises to satisfy any obligation of Tenant under this Lease. The foregoing is an express covenant and agreement on the part of Landlord and constitutes a material inducement to the execution of this Lease by Tenant and a condition of Tenant's obligations hereunder.

                  26.      Estoppel Certificates.

                           (a)      By Landlord. Landlord shall, at any time
and from time to time, at the request of Tenant, execute, acknowledge and deliver to Tenant a certificate by Landlord certifying (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, the extent to which this Lease is in full force and effect as modified and stating the modifications), (ii) whether there then exist any offsets or defenses against the enforcement by Tenant of any of the provisions of this Lease (and, if so, specifying the same), (iii) the dates, if any, to which the Base Rent and other amounts payable hereunder have been paid in advance, (iv) the address to which notices to Landlord should be sent pursuant to this Lease, and (v) any other information as may be reasonably requested by Tenant. Any such certificate may be relied upon by any prospective Leasehold Mortgage or assignee of Tenant's interest hereunder.

                           (b)      By Tenant. Tenant shall, at any time and
from time to time not to exceed once per Lease Year, at the request of Landlord, execute, acknowledge and deliver to Landlord a certificate by Tenant certifying that to the best of its knowledge, (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, the extent to which this Lease is in full force and effect as modified and stating the modifications), (ii) whether there then exist any offsets or defenses against the enforcement by Landlord of any of the provisions of this Lease (and if so, specifying the same) , (iii) the dates, if any, to which the Base Rent and other amounts payable hereunder have been paid in advance and (iv) the address to which notices to Tenant should be sent pursuant to this Lease.

         27. Recordation. A memorandum of this Lease in form and content acceptable to Tenant, shall be recorded among the land records of the county in which the Premises is located, and the costs of recordation shall be borne by Landlord.

         28. Gender and Number. Words of any gender used in this Lease shall be deemed to include any other gender, and words in the singular number shall be deemed to include the plural (and vice-versa), when the context so requires.

         29. Titles. The titles and article or paragraph headings contained in this Lease are inserted only for convenience, and shall not be construed as a part of this Lease or as limiting the scope of the particular provisions to which they refer.

         30. Notices. All notices to be given under this Lease shall be in writing and shall be sent by personal delivery using an independent courier service providing proof of delivery, by overnight national or regional courier providing proof of delivery or by certified or registered mail, postage prepaid return receipt requested, addressed as follows:

                  A.       If to Landlord:

                           South Hampton Refining Co.
                           and Address:     7752 FM 418
                                            P.O. Box 1636
                                            Silsbee, Texas 77656
                           Attn: Nicholas N. Carter

or to such other person or such other address designated by notice sent by Landlord to Tenant.

                  B.       If to Tenant:

                           Heller Financial Leasing, Inc.
                           500 West Monroe Street
                           Chicago, Illinois  60661
                           Attention:  CEFD - Control Region Credit Manager
or to such other address as is designated by Tenant in a notice to Landlord.

All notices shall be deemed given when received, when delivery is refused or when the same is returned for failure to be called for.

         31. Partial Invalidity. If any provisions of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         32. Waiver. The failure of Landlord or Tenant to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any option herein conferred in any one or more instances shall not be construed as a waiver or relinquishment for the failure of the same or any similar covenant, condition or option, but the same shall be and remain in full force and effect.

         33. Financing Requirements. In the event that any lender providing a Leasehold Mortgage hereunder requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications are reasonable, do not decrease the rentals and other sums required to be paid by Tenant hereunder, and do not require Landlord to subordinate its interest in the Premises to the Leasehold Mortgage, Tenant shall submit such required modifications to Landlord, and Landlord shall enter into and execute a written amendment hereto incorporating such required modifications within thirty (30) days after the same have been submitted to Landlord by Tenant.

         34. Entire Agreement. This instrument contains all the agreements made between the parties hereto with respect to the lease by Landlord of the Premises as contemplated hereby, and may be modified only by an agreement in writing, signed by all the parties hereto or their respective successors in interest.

         35.      Subordination.


                  (a) Landlord hereby subordinates to the rights to Tenant under the Loan Agreement any and all security interest or landlord's lien that Landlord may have or hereafter acquire with respect to the Equipment, whether set forth in this Lease, provided by applicable law or otherwise, and any and all right or distraint, levy or execution against the Equipment for any rent or other sums due or to become due under this Lease.

                  (b) Landlord agrees that, as between Landlord and Tenant, to the maximum extent permitted by applicable law, the Equipment shall not become part of the Premises and Tenant may enter the Premises at any time to remove the Equipment in the exercise of its rights and remedies under the Loan Agreement.

         36.      Termination.


                  (a) This Lease shall automatically terminate upon the termination of the Loan Agreement.

                  (b) Tenant shall have the right to terminate this Lease, whether pursuant to the terms of this Lease, the Loan Agreement or otherwise at any time upon not less than ten (10) day's prior written notice to Landlord.

                  (c) Other than the rights, if any, granted pursuant to the terms of the Loan Agreement, Landlord shall not have any right to terminate this Lease at any time during the Term hereof.

         37. Duties of Landlord. Landlord hereby acknowledges and agrees that in addition to its capacity as Landlord pursuant to this Lease, it is also acting as the Subtenant pursuant to the Sub-Ground Lease of even date herewith between Tenant, as landlord, and Landlord, as subtenant (the "Sub-Ground Lease"). To the extent that the duties of the Landlord pursuant to this Lease overlap, coincide with or even exceed its duties as Subtenant pursuant to the Sub-Ground Lease, Landlord agrees to fulfill its duties and obligations in one capacity or the other and failure to do so will act as a Default under the terms of this Lease, the Sub-Ground Lease and the Loan Agreement.

         38. No Breach of Sub-Ground Lease. With respect to Landlord's obligations under this Lease, Landlord shall not do or permit to be done by any employee, agent or representative of Landlord any act or thing that may constitute a breach or violation of any term, covenant or condition of the Sub-Ground Lease, whether or not such act or thing is permitted under the provisions of this Lease.

         39. Survival of Landlord's Obligations. Landlord's covenants and obligations under this Lease which are not performed or capable of being performed during the term of this Lease shall survive the expiration or earlier termination of this Lease.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                        LANDLORD:

                                        SOUTH HAMPTON REFINING CO.


                                        By:
                                             -----------------------------------
                                                       Nicholas N. Carter
                                                       President


                                        TENANT:

                                        HELLER FINANCIAL LEASING, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                SUB-GROUND LEASE

                                 by and between

                    SOUTH HAMPTON REFINING CO., as Subtenant

                                       and

                  HELLER FINANCIAL LEASING, INC., as Sublessor

                                SUB-GROUND LEASE

     THIS SUB-GROUND LEASE ("Sublease") is made and executed as of the 30th day of December, 1999, by and between SOUTH HAMPTON REFINING CO., a Texas corporation ("Subtenant"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Sublessor"), with reference to the following:

                                R E C I T A L S:

     A. Subtenant is the owner of that certain parcel of land containing approximately 105 acres located in Silsbee, Texas and legally described on Exhibit A attached hereto and made a part hereof (the "Premises").

     B. Pursuant to a Ground Lease of even date herewith (the "Ground Lease"), Sublessor has leased from Subtenant, and Subtenant has leased to Sublessor, the Premises.

     C. Simultaneously with the execution of this Sublease, Subtenant has obtained a loan (the "Loan") from Sublessor in the stated principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) secured by, among other things, the equipment, fixtures and other personalty owned by Subtenant and currently or at any subsequent time located or positioned on the Premises (the "Equipment"). Such Loan is being made and granted pursuant to and as described in that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") between Sublessor, as Lender, and Subtenant, as Borrower.

     D. In lieu of granting a security interest in the Premises pursuant to a deed of trust or mortgage instrument, Subtenant has made and granted the Ground Lease to Sublessor as additional security for the Loan.

     E. Simultaneously with the execution of this Sublease, Subtenant has made and entered into a Hazardous Substances Indemnity Agreement (herein so called) of even date herewith providing environmental indemnities and protections to the Sublessor.

     F. Sublessor desires to sublease to Subtenant, and Subtenant desires to sublease from Sublessor, the Premises.

     1. Premises. In consideration of the mutual covenants herein contained and subject to and in consideration of the execution, delivery and performance by Subtenant of the Loan Agreement and Hazardous Substances Indemnity Agreement, Sublessor hereby subleases to Subtenant, and Subtenant hereby subleases from Sublessor, the Premises, upon and subject to the terms and conditions of this Sublease, and subject to the rights and interests of third parties under any existing liens, ground leases, easements and encumbrances affecting the Premises (or any part thereof), and all zoning regulations, rules, ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Premises or any part thereof.

SUBLEASE - Page 1

     2. Sublease Term. The term of this Sublease (the "Term") shall commence on December 30, 1999 (the "Lease Commencement Date") and shall terminate on the date on which the Ground Lease terminates (the "Termination Date"), unless earlier terminated pursuant to the provisions hereof. As used herein, the term "Lease Year" shall mean each calendar year or portion thereof within the Term. The first Lease Year, however, shall commence on the Commencement Date and shall end on December 31 of the calendar year immediately succeeding the calendar year in which the Commencement Date shall occur.

     3. Base Rent. Subtenant shall pay to Sublessor, in lawful money of the United States of America, annual rent (the "Base Rent") of One Dollar ($1.00). Sublessor hereby acknowledges payment of Base Rent for the entire Term.

     4. Taxes and Assessments.


         (a) Payment by Subtenant. During the Term of this Sublease, Subtenant shall pay to the public officers charged with the collection thereof, as the same become due and payable and before any fine, penalty, interest or other charge may be added thereto for the nonpayment thereof, all real estate taxes, license and permit fees, charges for public utilities of any kind, and obligations for any and all other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, as well as assessments for sidewalks, streets, sewers, water or any other public improvements and any other improvements or benefits which, during the Term hereof, shall be made, assessed, levied or imposed upon or become due and payable in connection with, or a lien upon, the Premises, or any part thereof or improvements thereon, or upon this Sublease (all of which taxes, assessments and other governmental charges are hereinafter referred to as "Impositions"). Subtenant shall automatically furnish to Sublessor, within thirty (30) days after the date upon which any such Impositon is due, official receipts of the proper taxing or other authority, or other proof reasonably satisfactory to Sublessor, evidencing the full payment thereof. Subtenant shall promptly send to Sublessor copies of any notices for any such taxes, assessments or charges received by Subtenant.

         (b) Escrow of Impositions. Sublessor may, at Sublessor's sole option, provide Subtenant with a statement of estimated Impositions for the then upcoming Lease Year (based upon Sublessor's reasonable estimate of anticipated Impositions for such Lease Year), and, following Sublessor's request therefor, Subtenant shall, beginning the first day of the next calendar month following such request and continuing thereafter throughout the Term (unless and until otherwise thereafter excused by Sublessor), pay in equal monthly installments one-twelfth (1/12) of the aforesaid estimated Impositions for each Lease Year; provided, that if Sublessor determines at any time or from time to time that the Impositions are to be greater than the aforesaid estimated amount, then Sublessor may from time to time or at any time during any such Lease Year deliver to Subtenant Sublessor's revised estimate of the amount of Impositions, and Subtenant shall pay to Sublessor, within twenty (20) days following Subtenant's receipt of notification of the revised amount, the difference between the previous estimate and the revised estimate for the expired portion of the then current Lease Year, and the monthly installments of estimated Impositions payable shall be increased for the months following Subtenant's receipt of the revised estimate to one-twelfth (1/12) of the revised estimate of Impositions; provided further, that not more than one hundred eighty (180) days following the last



SUBLEASE - Page 2
day of each Lease Year during the Term, Sublessor will, as applicable, provide Subtenant with a written comparison of the amount of the estimated Impositions paid for the Lease Year just ended to Impositions actually incurred for such Lease Year, and if the amount of the estimated Impositions paid by Subtenant for such prior Lease Year: (A) exceeds the amount Subtenant should have paid based on the actual amount of the Impositions, Sublessor will give Subtenant a credit against current payments of Impositions (or, if such credit exceeds the amount of Impositions payable during the remainder of the Term, refund the excess), or
(B) is less than the amount Subtenant should have paid based on the actual amount of the Impositions, Subtenant shall pay Sublessor the difference within twenty (20) days following Subtenant's receipt of such written comparison.

     5. Indemnification by Subtenant. In addition to the indemnities and protections granted by Subtenant to Sublessor pursuant to the Hazardous Substances Indemnity Agreement, Subtenant hereby agrees to and shall defend, protect, indemnify and save harmless Sublessor and all of Sublessor's partners, officers, directors, shareholders, affiliates, agents, employees, representatives, contractors and invitees from and against all liabilities, obligations, claims, demands, damages, penalties, fines, losses, suits, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Sublessor or any other such indemnified persons or parties by reason of (a) ownership of the Premises or any interest therein, or receipt of any rent or other sum therefrom, (b) any accident, occurrence, injury to or death of persons (including workmen) or loss of or damage to property occurring on or about the Premises (or any part thereof) or the adjoining sidewalks, curbs, vaults and vault space, if any, or the adjoining streets or ways, (c) any use, non-use or condition of the Premises (or any part thereof) or any buildings, improvements, fixtures, equipment or personalty thereon or the adjoining sidewalks, curbs, vaults or vault space, if any, or the adjoining streets or ways, (d) any failure on the part of Subtenant to perform or comply with any of the terms of this Sublease, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, or
(f) any matters related to any and all Impositions, and from any and all liens and penalties imposed as a result of a delinquency in payment thereof. In case any action, suit or proceeding is brought against Sublessor or any other such indemnified persons or parties by reason of any such occurrence, Subtenant, upon Sublessor's request, will at Subtenant's sole expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by Subtenant and approved by Sublessor in advance in writing. The obligations of Subtenant under this Paragraph 5 arising by reason of any such occurrence taking place during the Term of this Sublease shall survive any expiration or earlier termination of this Sublease.

     6. Use of Premises. Subtenant acknowledges, represents and warrants that the current use of the Premises complies and hereby covenants that Subtenant's occupancy and use of the Premises shall at all times during the Term continue to comply with all applicable statutes, rules, orders, ordinances, requirements and regulations of any governmental authority having jurisdiction over the Premises. Without limiting the generality of the foregoing, throughout the Term, Subtenant shall also procure and maintain in effect each and every permit, license, certificate or other authorization required in connection with any building or improvement now or hereafter erected on the Premises or any part thereof or in connection with any activities or operations of Subtenant upon or in connection with the Premises.



SUBLEASE - Page 3

     7. Utilities. Subtenant alone shall be responsible for obtaining and maintaining, and shall pay all charges for, all water, gas, heat, light, electricity, telephone, sewer, sprinkler, cable and other utilities and services used or desired by Subtenant on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for all utilities. Sublessor has no responsibility to provide any such utilities or services, nor any other services, and Sublessor shall not be liable in any respect (including for damages to either person or property) in the event of any failure in the provision of any such utilities or services or in the event of any cessation thereof nor shall any such failure or cessation be construed as an eviction of Subtenant or relieve Subtenant from fulfillment of any covenant in this Sublease.

     8. Maintenance and Repairs. Subtenant covenants that it shall keep the Premises and all buildings, improvements, fixtures and equipment located on and/or used in connection with the Premises in good condition and shall make or cause to be made all necessary repairs, alterations and/or replacements thereto. All such repairs, alterations or replacements shall be of good quality and Subtenant shall cause the Premises and all such buildings, improvements, fixtures and equipment to be maintained in a manner consistent with its condition, quality and class on the date hereof. Subtenant shall not use, or permit or suffer to be used, the Premises or any part thereof for any disorderly or unlawful purpose and shall not commit or permit any waste or deterioration of the Premises.

     9. Alterations and Additions. Subtenant, at its own expense, shall have the right to make alterations and additions to the Premises and the buildings thereon (if any), provided that: (a) no substantial portion of any buildings may be demolished or removed without the prior written consent of Sublessor; and (b) the general character of the Premises shall not be changed as a result of any such alterations or additions nor shall the fair market value of the Premises be reduced as a result of any such alterations or additions below the value of the Premises which existed immediately before such alterations or additions. All such work shall be done in a good and workmanlike manner and shall consist of new materials unless otherwise agreed to by Sublessor.

     10. Insurance. At all times through the Term of this Sublease, Subtenant shall obtain and maintain the insurance in the form and substance required to be obtained and maintained pursuant to the Loan Agreement.

     11. Damage or Destruction. In the event of damage to or destruction of the buildings or improvements, if any, situated on the Premises by fire or other casualty, Subtenant will give Sublessor immediate notice thereof. Sublessor shall have the option upon the receipt of notice from Subtenant to immediately terminate the Sublease and the rights and obligations of the parties hereunder, except rights and obligations arising prior to such damage or destruction, shall terminate as of the date of such damage or destruction and the parties hereto shall look solely to the insurance award for compensation for their respective interests in the Premises. If Sublessor does not elect to terminate the Sublease, Subtenant will promptly, at Subtenant's sole expense and whether or not the insurance proceeds (if any) payable or received by virtue of such event are sufficient for the following purpose, repair, restore or rebuild (as applicable) the same to the same or improved condition and utility (except as may be otherwise agreed between Sublessor and Subtenant) so that upon the completion of such repairs, restoration or rebuilding (as the case may be), the fair market value of the said


SUBLEASE - Page 4
buildings and improvements shall be at least substantially equal to the fair market value thereof as existed immediately prior to the occurrence of such fire or other casualty. Subtenant's obligation to pay Basic Rent and other charges and to perform all obligations of Subtenant hereunder shall continue during the period of any such repair and restoration.

     12. Condemnation. In the event that the right, title and interest of Sublessor and Subtenant, or any portion thereof, in and to the Premises is acquired by authority of any governmental agency in the exercise of its power of eminent domain, the terms and provisions of the Ground Lease shall govern and control.

     13. Default.

         (a) Subtenant Default. In addition to other Defaults defined throughout this Sublease, it shall constitute a "Default" by Subtenant under this Lease if
(a) Subtenant shall fail to pay any installment of Rent or any other sum or payment to Sublessor required herein as and when due hereunder, or (b) failure or default shall be made in the performance of any of the other covenants, agreements, conditions or undertakings herein contained to be kept, observed and performed by the Subtenant and such failure or default shall continue for fifteen (15) days after notice thereof in writing to the Subtenant (provided however, if such failure cannot reasonably be cured within such 15-day period, but Subtenant commences to cure such failure within such 15-day period and thereafter diligently pursues such cure to completion, then such failure shall not be a Default hereunder unless the same is not fully cured within an additional 30 days following the expiration of the aforesaid 15-day period), or
(c) Subtenant shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or Subtenant shall file a petition in voluntary bankruptcy under the Federal Bankruptcy Act or similar law, state or federal, whether now or hereafter existing, or Subtenant shall file an answer admitting insolvency or inability to pay Subtenant's debts, or Subtenant shall fail to obtain a vacation or stay of involuntary proceedings in bankruptcy or insolvency within sixty (60) days after the filing of same (as hereinafter provided), or Subtenant shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for Subtenant or for all of Subtenant's property or the major part thereof, or any court shall have taken jurisdiction of the property of Subtenant or the major part thereof in any involuntary proceeding for reorganization, dissolution, liquidation or winding up of Subtenant, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise removed within sixty (60) days after such appointment; provided that in the event of such occurrence, Sublessor and Subtenant intend and agree that the transactions evidenced by the Loan Agreement and surrounding loan documents shall be regarded as a loan from Subtenant to Sublessor that is secured by the Premises, and Subtenant hereby grants Sublessor a security interest in the Premises as described in Paragraph 14(b) herein and this Sublease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code of any applicable law, or (d) Subtenant shall make an assignment for the benefit of Subtenant's creditors, or (e) Subtenant shall vacate or abandon the Premises, or (f) Subtenant shall fail to discharge any lien or encumbrance placed upon the Premises in violation of the terms and conditions of this Lease within fifteen (15) days after such lien or encumbrance is filed against the Premises, or (g) Subtenant shall commit an event of default or default under the terms of the Loan Agreement, the Ground Lease or the Hazardous Substances Indemnity Agreement.


SUBLEASE - Page 5

         (b) Sublessor Default. It is hereby acknowledged and agreed by Subtenant that Sublessor has undertaken no obligations under this Sublease and, accordingly, by its actions or omissions can not commit a default under the terms of this Sublease.

     14. Remedies for Subtenant Default.

         (a) Termination of Sublease or Foreclosure on Equipment. Following the occurrence of a Default by Subtenant, Sublessor, at its election, may, in addition to any and all other rights or remedies available to Sublessor at law or in equity, elect to either (i) foreclose on the Equipment pursuant to the terms of the Loan Agreement or (ii) terminate this Sublease by delivery of written notice to Subtenant (a "Default Termination Notice"). In the event of termination, all rights of Subtenant hereunder and in the Premises shall terminate, and Sublessor shall be permitted to re-enter and take possession of the Premises, or to institute such other appropriate proceedings as Sublessor may be legally entitled to employ. It is acknowledged and agreed that Base Rent for the entire term has been paid in advance.

         (b) Power of Sale. In the event of a Default, Sublessor and Trustee (as defined herein) shall have all the rights available to a deed of trust trustee or a beneficiary of a deed of trust under the laws of the State of Texas, including, without limitation, all rights granted a trustee or beneficiary under the laws of the State of Texas including Section 51.002 of the Texas Property Code, as amended or a successor statute (collectively, the "Deed of Trust Law"). In accordance therewith, to secure the full and timely performance and discharge of Subtenant's obligations under the Sublease, Subtenant hereby grants, bargains, sells and conveys in trust with power of sale, the Premises unto Michael W. Hillard, Esq. as a deed of trust trustee (the "Trustee"). Sublessor may appoint in writing, a substitute trustee without notice , filing or recordation, who shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee.

         (c) Sublessor's Remedies Cumulative. Each right, power and remedy of Sublessor provided for in this Sublease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Sublease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Sublessor of any one or more of the rights, powers or remedies provided for in this Sublease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Sublessor of any or all such other rights, powers or remedies.

     15. Leasehold Mortgages. Subtenant shall not have the right to grant mortgages, collateral assignments or security interests in Subtenant's leasehold interest under the Sublease. Any attempted actions prohibited by this paragraph shall constitute an automatic Default by Subtenant.

     16. Assignment and Subletting.

         (a) By Subtenant. Subtenant shall not, without Sublessor's prior written consent, assign, mortgage, pledge, encumber, hypothecate or otherwise transfer or permit the transfer of this


SUBLEASE - Page 6

Sublease or Subtenant's interest (or any part thereof) in this Sublease or any of Subtenant's rights or obligations hereunder, in whole or in part, by operation of law, court decree or otherwise, nor shall Subtenant sublease the Premises or any part thereof without the prior written consent of Sublessor. Any attempted assignment, subletting, encumbrance or other transfer by Subtenant in violation of the terms and covenants of this Paragraph 16 shall automatically be a Default under the terms of this Sublease subject to the remedies described herein. Any assignee or sublessee which is approved and permitted pursuant hereto must expressly accept and assume in writing all of the obligations of Subtenant hereunder. The consent of Sublessor to any such assignment, sublease or other transfer may be withheld by Sublessor in Sublessor's sole and arbitrary discretion. Sublessor may further impose conditions on the granting of consent to any such assignment, sublease or other transfer as Sublessor may, in Sublessor's sole and arbitrary discretion, desire. If the Subtenant desires to assign or otherwise transfer this Sublease or any right or interest hereunder or to enter into any sublease of the Premises, then Subtenant shall deliver written notice of such intent to the Sublessor, together with a copy of the proposed instrument of assignment, transfer or sublease, at least thirty (30) days prior to the effective date of the proposed assignment or transfer or commencement date of the term of the proposed sublease. In the event of any approved sublease or assignment or other transfer hereunder, the Subtenant shall not be released or discharged from any liability or obligation (whether past, present or future) under this Sublease, including any renewal term of this Sublease, it being agreed that upon any such assignment, transfer or subletting, Subtenant shall not be relieved of any obligations hereunder and shall continue to have liability under this Sublease with respect to the Premises throughout the Term. If the rental rate agreed upon between Subtenant and any proposed subtenant under any proposed sublease of the Premises (or any part thereof) is greater than the rental rate that Subtenant must pay Sublessor hereunder for that portion of the Premises that is subject to such proposed sublease, or if any consideration shall be received by Subtenant in connection with any such proposed assignment, sublease or other transfer (in addition to rental as provided in any such proposed sublease), then all of such excess rental or such consideration, as the case may be (or both), shall be owed by Subtenant to Sublessor hereunder and shall be paid by Subtenant to Sublessor, which payment shall be made immediately upon receipt thereof by Subtenant. For purposes of this Paragraph 16, an assignment, sublease or transfer shall be considered to include any change in the majority ownership or control of Subtenant (if Subtenant is a corporation, a partnership or any other form of entity) and shall further include any change in the ownership or control of Subtenant through merger, consolidation, sale of assets or stock, reorganization or otherwise. All subleases, assignments or other transfers approved and permitted pursuant hereto shall be subject and subordinate to this Sublease (including any amendment hereto or modification, extension, renewal or replacement hereof and further including any new lease given in substitution for this Sublease) and all of the terms and covenants hereof, and any default under the terms of a sublease, assignment or other transfer which violates any of the provisions of this Sublease (as this Sublease may have then been modified, amended, extended, renewed or replaced) or any such substitute lease shall be deemed a Default hereunder. The covenants and agreements set forth in this Paragraph 16 shall run with the land comprising the Premises and shall bind Subtenant and Subtenant's heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Subtenant's interest in this Sublease, by assuming Subtenant's obligations hereunder, shall assume liability to Sublessor for all amounts paid to persons other than Sublessor by such successors in contravention of this Paragraph 16. Upon the occurrence of a Default by Subtenant hereunder, if the Premises or any part thereof or interest hereunder are then


SUBLEASE - Page 7
assigned, transferred or sublet, Sublessor, in addition to any other remedy herein provided or provided by law, may at Sublessor's option collect directly from any such assignee, transferee or subtenant all rents becoming due to Subtenant under such assignment, transfer or sublease and apply such rent and/or other consideration and amounts against any sums due to Sublessor from Subtenant hereunder, and no such collection shall be construed to constitute a novation or a release of Subtenant from the further performance of Subtenant's obligations hereunder.

         (b) By Sublessor. Sublessor shall have the right to transfer or assign this Sublease or Sublessor's interest hereunder as security or absolutely and Subtenant agrees to attorn to the lawful transferee thereof, but any such transfer or assignment shall be at all times subject to the terms and conditions of this Sublease and the rights of Subtenant hereunder.

     17. Successors and Assigns. This Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     18. Relationship of Sublessor and Subtenant. It is expressly understood that Subtenant shall not be construed to be a partner or associate of Sublessor in the conduct of its business, and that the relationship between the parties hereto is and shall at all times remain that of sublessor and subtenant.

     19. Surrender of Possession. Subtenant, on or before the last day of the Term or upon the earlier termination of this Sublease, shall peaceably and quietly leave, surrender and yield up unto Sublessor the Premises, in good order and condition except for reasonable wear and tear and damage by the elements.

     20. Brokerage Commissions. Each of Sublessor and Subtenant represents and warrants to the other that it has employed no broker or agent in connection with this Sublease, and each party hereto shall indemnify and hold the other harmless from and against any claim, liability or damage against or to the other arising from or in respect of a breach of the foregoing representation and warranty.

     21. Limitation on Sublessor's Liability. Subtenant expressly covenants and agrees that neither Sublessor nor any officer, director, shareholder, partner, venturer, affiliate, agent, employee or representative of Sublessor (the "Affiliated Parties") shall have any personal liability for any obligations (if any) of Sublessor arising under this Sublease and that Subtenant will not institute, prosecute or attempt to enforce in any court or otherwise any action for specific performance or to recover or collect from Sublessor nor any Affiliated Parties or from any assignee to Sublessor at any time succeeding to the interest of Sublessor under this Sublease, or at any time owning, or who had previously owned, the estate of Sublessor, any moneys claimed for damages for breach of any agreement or covenant herein. If Sublessor defaults in the performance of any of Sublessor's obligations under this Sublease or otherwise, Subtenant shall look solely to Sublessor's interest in the Premises and not to any other assets, interests or rights of Sublessor or any Affiliated Parties for satisfaction of Subtenant's remedies on account thereof, it being hereby agreed that Sublessor's liability under this Sublease shall be limited to Sublessor's interest in the Premises and Subtenant agrees to look solely to Sublessor's interest in the Premises to satisfy any obligation of Sublessor


SUBLEASE - Page 8
under this Sublease. The foregoing is an express covenant and agreement on the part of Subtenant and constitutes a material inducement to the execution of this Sublease by Sublessor and a condition of Sublessor's obligations hereunder.

     22. Estoppel Certificates.

         (a) By Sublessor. Sublessor shall, at any time and from time to time not to exceed once per Lease Year, at the request of Subtenant, execute, acknowledge and deliver to Subtenant a certificate by Sublessor certifying (i) that this Sublease is unmodified and in full force and effect (or, if there have been modifications, the extent to which this Sublease is in full force and effect as modified and stating the modifications), (ii) whether there then exist any offsets or defenses against the enforcement by Subtenant of any of the provisions of this Sublease (and, if so, specifying the same), (iii) the dates, if any, to which the Base Rent and other amounts payable hereunder have been paid in advance, and (iv) the address to which notices to Sublessor should be sent pursuant to this Sublease.

         (b) By Subtenant. Subtenant shall, at any time and from time to time, at the request of Sublessor, execute, acknowledge and deliver to Sublessor a certificate by Subtenant certifying that to the best of its knowledge, (i) that this Sublease is unmodified and in full force and effect (or, if there have been modifications, the extent to which this Sublease is in full force and effect as modified and stating the modifications), (ii) whether there then exist any offsets or defenses against the enforcement by Sublessor of any of the provisions of this Sublease (and if so, specifying the same), (iii) the dates, if any, to which the Base Rent and other amounts payable hereunder have been paid in advance, (iv) the address to which notices to Subtenant should be sent pursuant to this Sublease and (v) any other information as may be reasonably requested by Sublessor. Any such certificate may be relied upon by any prospective Sublessor Mortgagee or assignee of Sublessor's interest hereunder.

     23. Recordation. Neither this Sublease nor a memorandum hereof shall be recorded in any land records (of the county in which the Premises is located or otherwise). Any attempted recordation of this Sublease or of a memorandum or short form hereof by Subtenant shall automatically constitute a Default by Subtenant.

     24. Gender and Number. Words of any gender used in this Sublease shall be deemed to include any other gender, and words in the singular number shall be deemed to include the plural (and vice-versa), when the context so requires.

     25. Titles. The titles and article or paragraph headings contained in this Sublease are inserted only for convenience, and shall not be construed as a part of this Sublease or as limiting the scope of the particular provisions to which they refer.

     26. Notices. All notices to be given under this Sublease shall be in writing and shall be sent by personal delivery using an independent courier service providing proof of delivery, by overnight national or regional courier providing proof of delivery or by certified or registered mail, postage prepaid return receipt requested, addressed as follows:


SUBLEASE - Page 9



                  A.       If to Sublessor:

                           Heller Financial Leasing, Inc.
                           500 West Monroe Street
                           Chicago, Illinois  60661
                           Attention: CEFC - Control Region Credit Manager

or to such other person or such other address designated by notice sent by Sublessor to Subtenant.


                  B.       If to Subtenant:

                           South Hampton Refining Co.
                           7752 FM 418, P.O.
                           Box 1636
                           Silsbee, Texas 77656
                           Attn: Nicholas N. Carter

or to such other address as is designated by Subtenant in a notice to Sublessor.

All notices shall be deemed given when received, when delivery is refused or when the same is returned for failure to be called for.

     27. Partial Invalidity. If any provisions of this Sublease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

     28. Waiver. The failure of Sublessor or Subtenant to insist upon strict performance of any of the covenants or conditions of this Sublease or to exercise any option herein conferred in any one or more instances shall not be construed as a waiver or relinquishment for the future of the same or any similar covenant, condition or option, but the same shall be and remain in full force and effect.

     29. Entire Agreement. This instrument contains all the agreements made between the parties hereto with respect to the sublease of the Premises as contemplated hereby, and may be modified only by an agreement in writing, signed by all the parties hereto or their respective successors in interest.

     30. Net Lease.

         (a) Fully Net Lease. This Sublease is intended, and is hereby declared, to be a fully net lease, it being the intention of the parties hereto that Sublessor shall have and enjoy the Rent herein reserved to Sublessor without deduction therefrom. It is the parties' further intention that Subtenant shall pay all expenses of owning, operating and maintaining the Premises. Nothing herein contained, however, shall be construed so as to require the Subtenant to pay or be liable for any gift,


SUBLEASE - Page 10
inheritance, estate, franchise, income, profit, capital or similar tax, or any other tax in lieu of any of the foregoing, imposed upon the Sublessor, or any successor or assign of Sublessor, unless such tax shall be imposed or levied upon or with respect to rents payable to Sublessor herein in lieu of real estate taxes upon the Premises.

         (b) No Reduction of Rent. No abatement, diminution or reduction of the Rent or other charges payable by the Subtenant under this Sublease shall be claimed by or allowed to Subtenant for any inconvenience, interruption, cessation or loss of business or otherwise caused directly or indirectly (a) by any present or future laws, rules, requirements, orders, directions, ordinances or regulations of the United States of America or of the State, County or City government or any other municipal, governmental or lawful authority whatsoever, or (b) by damage to or destruction of any portion of or all of the improvements by fire, the elements or any other cause whatsoever, or (c) by priorities, rationing, or curtailment of labor or materials, or (d) by war or any matter or things resulting therefrom, or (e) by any other cause or causes, except as otherwise specifically and expressly provided in this Sublease.

     31. Subordination. This Sublease is subject and subordinate in all respects to the Ground Lease. In the event of any inconsistency between this Sublease and the Ground Lease, the Ground Lease shall govern and control.

     32. Termination of Ground Lease. If for any reason the term of the Ground Lease shall terminate prior to the expiration date of this Sublease, this Sublease shall thereupon be automatically deemed terminated concurrently with such termination of the Ground Lease and Sublessor shall not be liable to Subtenant by reason thereof.

     33. No Breach of Ground Lease. With respect to Subtenant's obligations under this Sublease, Subtenant shall not do or permit to be done by any employee, agent or representative of Subtenant any act or thing that may constitute a breach or violation of any term, covenant or condition of the Ground Lease, whether or not such act or thing is permitted under the provisions of this Sublease.

     34. Duties of Subtenant. Subtenant hereby acknowledges and agrees that in addition to its capacity as Subtenant pursuant to this Sublease, it is also acting as the Landlord pursuant to the Ground Lease. To the extent that the duties of the Subtenant pursuant to this Sublease overlap, coincide with or even exceed its duties as Landlord pursuant to the Ground Lease, Subtenant agrees to fulfill its duties and obligations in one capacity or the other and failure to do so will act as a Default under the terms of this Sublease, the Ground Lease and the Loan Agreement.

     35. Survival of Subtenant's Obligations. Subtenant's covenants and obligations under this Sublease which are not performed or capable of being performed during the term of this Sublease shall survive the expiration or earlier termination of this Sublease.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]


SUBLEASE - Page 11

         IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the date first above written.

                                  SUBTENANT:

                                  SOUTH HAMPTON REFINING CO.


                                  By:
                                     -----------------------------------------
                                     Nicholas N. Carter
                                     President


                                  SUBLESSOR:

                                  HELLER FINANCIAL LEASING, INC.


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:






                                SUB-GROUND LEASE
                                 SIGNATURE PAGE

                     HAZARDOUS MATERIALS INDEMNITY AGREEMENT

         This HAZARDOUS MATERIALS INDEMNITY AGREEMENT (this "AGREEMENT") is made as of December 30, 1999 by SOUTH HAMPTON REFINING CO. a Texas corporation ("SOUTH HAMPTON"), in favor of HELLER FINANCIAL LEASING, INC., a Delaware corporation ("HELLER").

                                    RECITALS

         A. South Hampton is the owner in fee simple of that certain parcel of land containing approximately 105 acres located in Silsbee, Texas, and more particularly described in Exhibit "A" attached hereto (the "Land").

         B. Pursuant to the terms and provisions of that certain Ground Lease of even date herewith (the "Ground Lease"), South Hampton has leased the Land to Heller.

         C. Pursuant to that certain Sub-Ground Lease of even date herewith ("Sub-Ground Lease"), Heller has subleased the Land to South Hampton.

         D. Heller, as a condition to entering into and lending under that certain Loan and Security Agreement dated as of the date hereof by and between Heller, South Hampton and Gulf State Pipe Line Company, Inc. (the "Loan Agreement") and performing the other Loan Documents (as defined in the Loan Agreement), has requested that South Hampton enter into this Agreement to indemnify Heller against liabilities arising from Hazardous Materials (as hereinafter defined) used or located on, or affecting the Land and any buildings, machinery and equipment located thereon (together, the "Property"), and that South Hampton acknowledges and agrees that its execution and delivery of this Agreement and its performance of the covenants contained herein are material inducements for Heller's agreement to enter into the Loan Documents.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, South Hampton hereby represents, warrants, covenants and agrees as follows:

         1. NO HAZARDOUS MATERIALS ON PROPERTY. South Hampton represents, warrants and certifies, to the best of its knowledge after all appropriate inquiry, and covenants that, except as disclosed in writing to Heller, there are no, nor will there be, for as long as the Ground Lease shall be in effect, any Hazardous Materials generated, released, stored, buried or deposited over, beneath, in or upon the Property or on or beneath the surface of adjacent property, except as such Hazardous Materials may be generated, used, stored or transported in connection with the permitted uses of the Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. "HAZARDOUS MATERIALS" shall mean and include any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, dangerous or toxic substances or related materials, including substances defined as or included in the definition of toxic or hazardous substances, wastes or materials under any federal, state or local laws, ordinances, regulations or guidances which relate to pollution, the environment or the protection of public health and safety, or limiting, prohibiting or otherwise regulating the presence, sale, recycling, generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations, now or hereafter in effect, and as the same may be amended from time to time, are hereinafter collectively referred to as the "HAZARDOUS MATERIALS LAWS."

         2. COMPLIANCE WITH LAWS. For as long as the Ground Lease is in effect, South Hampton shall, and shall cause its respective employees, agents, tenants (other than Heller), contractors and subcontractors and any other persons from time to time present on or occupying the Property to, keep and maintain the Property in compliance with, and not cause or knowingly permit the Property to be in violation of, any applicable Hazardous Materials Laws. None of South Hampton or any of its respective employees, agents, tenants (other than Heller), contractors or subcontractors or any other persons occupying or present on the Property shall generate, use, store, manufacture or dispose of on, under or about the Property or transport to or from the Property any Hazardous Materials, except such Hazardous Materials as may be generated, used, stored or transported in connection with the permitted uses of the Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

         3. HAZARDOUS MATERIALS CLAIMS. South Hampton shall immediately advise Heller in writing of: (a) any notices received by South Hampton (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation of any applicable Hazardous Materials Laws occurring on, under or about the Property; (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against South Hampton or the Property pursuant to any Hazardous Materials Laws; and (c) all claims made or threatened in writing by any third party against South Hampton or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials.

         4. OTHER HAZARDOUS MATERIALS. South Hampton hereby represents, warrants and certifies to the best of its knowledge after all appropriate inquiry, that there are no underground storage tanks located on, under or about the Property that are subject to the notification requirements under Section 9002 of the Solid Waste Disposal Act, as now or hereafter amended (42 U.S.C. Section 6991).

         5. INDEMNIFICATION. South Hampton shall indemnify, defend and save harmless Heller and its officers, directors, shareholders, agents, attorneys, representatives and employees, their successors and assigns (individually and collectively "INDEMNITEE"), from and against any and all claims, demands, causes of action, damages, costs, expenses, lawsuits and liabilities, at law or in equity, of every kind or nature whatsoever, directly or indirectly arising out of or attributable to the generation, use, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about the Property (whether occurring prior to or during or after the term of the Ground Lease or otherwise and regardless of by whom caused, whether by South Hampton or any predecessor in title or any owner of land adjacent to the Property or any other third party, or any employee, agent, tenant, contractor or subcontractor of South Hampton or any predecessor in title or any such adjacent land owner or any third person) including, without limitation:

               (a) Claims of third parties (including governmental agencies) for injury to or death of any person or for damage to or destruction of any property;

               (b) Claims for response costs, clean-up costs, costs and expenses of removal and restoration, including fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency;

               (c) Any and all other claims for expenses or obligations, including attorneys' fees, costs, and other expenses related to Hazardous Materials and the Property;

               (d) Any and all penalties threatened, sought or imposed on account of a violation of any Hazardous Materials Laws;

               (e) All fees of any reasonable consultants, attorneys, and engineering firms retained in connection with monitoring the obligations of South Hampton under this Agreement; and

               (f) Any loss occasioned by diminution in the value of the Property which may result from any of the foregoing.

         6. DEFENSE OR SETTLEMENT OF CLAIMS.

               (a) To assert an indemnity claim under this Agreement, Indemnitee shall notify South Hampton in writing as soon as reasonably practical under the circumstances stating the facts which entitle Indemnitee to make a claim for indemnification.

               (b) South Hampton shall, at its own cost, expense and risk:

                    (i) defend all suits, actions, or other legal or
               administrative proceedings that may be threatened, brought or instituted against an Indemnitee on account of any matter or matters described in Section 5 above;

                    (ii) pay or satisfy any judgment, decree or settlement that may be rendered against or agreed to by an Indemnitee in any such suit, action or other legal or administrative proceeding;

                    (iii) reimburse Indemnitee for any and all reasonable
               expenses, including, without limitation, all reasonable legal expenses incurred in connection with any of the matters described in Section 5 above or in connection with enforcing this Agreement; and

                    (iv) reimburse Indemnitee for any loss occasioned by the
               diminution in the value of the Property caused by the presence of Hazardous Materials or the breach of any representation, warranty or obligation of Indemnitor hereunder.

               (c) Any law firm selected by South Hampton to defend an indemnified claim shall be subject to the approval of Indemnitee which approval shall not be unreasonably withheld or delayed; provided that upon thirty (30) days prior written notice, Indemnitee may elect to defend, using a law firm selected by such Indemnitee, any such claim, loss, action, legal or administrative proceeding at the cost and expense of South Hampton if, in the reasonable judgment of Indemnitee:
          (i) the defense is not proceeding or being conducted in a satisfactory manner or (ii) there is a conflict of interest between any of the parties to such lawsuit, action, legal or administrative proceeding.

               (d) If Indemnitee exercises its right to designate counsel pursuant to the preceding clause, all costs and expenses thereof shall be paid by South Hampton within ten (10) days following written demand by such Indemnitee.

               (e) In the event South Hampton shall pay to Indemnitee any claim under this Agreement, then South Hampton shall be subrogated to any rights of such Indemnitee relating thereto, and such Indemnitee will cooperate with South Hampton at the cost and expense of South Hampton, in enforcing such rights; provided, that such subrogation shall not be in derogation of any rights of the Indemnitee under this Agreement, and shall not be construed to limit the obligations of Indemnitor hereunder.

         7. BINDING EFFECT. All the covenants and agreements of South Hampton contained in this Agreement shall apply to and bind its respective successors and assigns and shall inure to the benefit of each Indemnitee and its successors and assigns.

         8. SEPARATE INDEMNIFICATION. South Hampton agrees that this Agreement is separate, independent of and in addition to the undertakings of South Hampton pursuant to the Loan Documents. A separate action may be brought to enforce the provisions hereof. The obligations of South Hampton hereunder shall not be affected by any exculpatory provisions contained in any of the Loan Documents. This Agreement, and all rights and obligations hereunder, shall survive performance and repayment of the obligations evidenced by the Loan Documents, any transfer of the Property, and transfer of all of Heller's rights in the Loan Documents and the Property. South Hampton agrees that a default under this Agreement shall constitute a default under the Loan Agreement, enabling Heller to exercise its remedies under the Loan Documents.

         9. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         10. AMENDMENTS. This Agreement may not be modified, amended, waived or terminated, except by a written instrument executed by the parties hereto.

         11. PARTIES IN INTEREST. Except as expressly set forth herein, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts.

         13. VENUE. SOUTH HAMPTON AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT MAY BE LITIGATED, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. SOUTH HAMPTON HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE AND IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS SOUTH HAMPTON REFINING CO., C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF PROCESS AND AGREES THAT SERVICE UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON SOUTH HAMPTON. IN THE EVENT SERVICE IS UNDELIVERABLE BY REASON OF AGENT'S CESSATION OF BUSINESS IN CHICAGO, ILLINOIS, SOUTH HAMPTON SHALL, WITHIN TEN (10) DAYS AFTER HELLER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) AND WITHIN SUCH PERIOD NOTIFY HELLER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HELLER IN ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO SOUTH HAMPTON. SOUTH HAMPTON HEREBY WAIVES ALL RIGHTS TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SOUTH HAMPTON BY HELLER UNDER THIS AGREEMENT IN ACCORDANCE WITH THIS PARAGRAPH.

         14. JURY TRIAL WAIVER. SOUTH HAMPTON AND HELLER BY THEIR ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY SOUTH HAMPTON AND HELLER, AND SOUTH HAMPTON ACKNOWLEDGES THAT NEITHER HELLER NOR ANY PERSON ACTING ON BEHALF OF HELLER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. SOUTH HAMPTON AND HELLER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SOUTH HAMPTON AND HELLER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. SOUTH HAMPTON AND HELLER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         [Remainder of page intentionally blank. Signature page follow.]

         South Hampton has executed this Agreement or has caused the same to be executed as of the date first set forth above.

                                        SOUTH HAMPTON REFINING CO.,
                                        a Texas corporation



                                        By:
                                           ---------------------------------
                                           Nicholas N. Carter
                                           President


                     HAZARDOUS MATERIALS INDEMNITY AGREEMENT
                                 SIGNATURE PAGE

                          AGREEMENT OF NEGATIVE PLEDGE
                          AND PROMISE NOT TO INCUR DEBT


         THIS AGREEMENT OF NEGATIVE PLEDGE AND PROMISE NOT TO INCUR DEBT (this "Agreement") dated as of December 30, 1999, is by and between PRODUCTOS QUIMICOS COIN, S.A., DE C.V. , a Mexico company (the "Pledgor"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Heller").

                                R E C I T A L S:

         A. South Hampton Refining Co., a Texas corporation, Gulf State Pipe Line Company, Inc., a Texas corporation, and Heller are parties to that certain Loan and Security Agreement dated as of the date hereof (such Loan and Security Agreement, as the same may be amended, supplemented or modified from time to time, the "Loan Agreement").

         B. Heller has conditioned its obligation to lend under the Loan Agreement upon the execution and delivery by the Pledgor of this Agreement.

                               A G R E E M E N T:

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. Representations. Pledgor hereby represents and warrants to Heller that Pledgor owns all of its assets and properties free and clear of all Liens, except for Liens granted to secure indebtedness permitted hereunder.

         3. Negative Pledge. Unless and until the Indebtedness has been repaid in full, and Heller no longer has any commitment to lend under the Loan Agreement, Pledgor agrees that it will not (a) sell, assign, transfer, lease, convey or otherwise dispose of any of its assets or properties, or (b) directly or indirectly (i) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets or properties, except for Liens granted to secure indebtedness permitted hereunder, so long as such Liens only encumber the assets currently encumbered by such Liens, or (ii) enter into or permit to exist any contractual arrangement or agreement which directly or indirectly prohibits the Pledgor from disposing of or creating or incurring any Lien upon any of its assets or properties, other than any agreement executed, or lien created, in favor of Heller.

         4. Promise Not to Incur Debt. Unless and until the Indebtedness has been repaid in full, and Heller no longer has any commitment to lend under the Loan Agreement, Pledgor agrees that it

AGREEMENT OF NEGATIVE PLEDGE AND PROMISE NOT TO INCUR DEBT - PAGE 1 will not incur, create, assume, guarantee or permit to exist any indebtedness or liability, whether for borrowed money, for the deferred purchase price of property, as a contingent liability or otherwise, other than indebtedness of Pledgor for borrowed money existing on the date hereof and any refinancings (but not increases) of such indebtedness.

         5. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF ILLINOIS EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

         6. Venue. PLEDGOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT MAY BE LITIGATED, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. PLEDGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE AND IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS, PRODUCTOS QUIMICOS COIN, S.A., DE C.V., C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF PROCESS AND AGREES THAT SERVICE UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON PLEDGOR. IN THE EVENT SERVICE IS UNDELIVERABLE BY REASON OF AGENT'S CESSATION OF BUSINESS IN CHICAGO, ILLINOIS, PLEDGOR SHALL, WITHIN TEN (10) DAYS AFTER HELLER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) AND WITHIN SUCH PERIOD NOTIFY HELLER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HELLER IN ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO PLEDGOR. PLEDGOR HEREBY WAIVES ALL RIGHTS TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST PLEDGOR BY HELLER UNDER THIS AGREEMENT IN ACCORDANCE WITH THIS PARAGRAPH.

         7. Jury Trial Waiver. PLEDGOR AND HELLER BY THEIR ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY PLEDGOR AND HELLER, AND PLEDGOR ACKNOWLEDGES THAT NEITHER HELLER NOR ANY PERSON ACTING ON BEHALF OF HELLER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. PLEDGOR AND HELLER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PLEDGOR AND

AGREEMENT OF NEGATIVE PLEDGE AND PROMISE NOT TO INCUR DEBT - PAGE 2

HELLER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. PLEDGOR AND HELLER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         8. Amendments. This instrument may be amended only by an instrument in writing executed jointly by the Pledgor and Heller.

         9. Multiple Counterparts. This Agreement may been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         10. Parties Bound; Assignment. The obligations and agreements of the Pledgor hereunder shall be binding upon its successors and assigns. The Pledgor shall not, without the prior written consent of Heller, assign any rights, duties, or obligations under this Agreement. In the event of an assignment of all or part of the Indebtedness, the rights and benefits hereunder, to the extent applicable to the part of the Indebtedness so assigned, may be transferred therewith.

         11. Effective Date. This Agreement is effective simultaneously with the acquisition of 92% of the capital stock of the Pledgor by Texas Oil II.

                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]


AGREEMENT OF NEGATIVE PLEDGE AND PROMISE NOT TO INCUR DEBT - PAGE 3

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                   PLEDGOR:

                                   PRODUCTOS QUIMICOS COIN, S.A., DE C.V.


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:



                                   HELLER:

                                   HELLER FINANCIAL LEASING, INC.


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:



           AGREEMENT OF NEGATIVE PLEDGE AND PROMISE NOT TO INCUR DEBT
                                 SIGNATURE PAGE